PAINEWEBBER
                                                             ADVANTAGE ANNUITYSM
                                                               AMERICAN REPUBLIC
                                                                VARIABLE ANNUITY
                                                                         ACCOUNT

                                            ANNUAL REPORT
                                        DECEMBER 31, 1995
                                                 INCLUDES
                                 PAINEWEBBER SERIES TRUST
                                            ANNUAL REPORT
                                        DECEMBER 31, 1995

AMERICAN REPUBLIC LIFE INSURANCE COMPANY . PAINEWEBBER INCORPORATED
114 0447 0296

Dear Contract Owner,

    We are pleased to present the December 31, 1995 Annual Report for ADVANTAGE, offered exclusively through PaineWebber. This report contains important information about the American Republic Variable Annuity Account and PaineWebber Series Trust, including financial statements for the fiscal year ended December 31, 1995.

INVESTMENT OVERVIEW--DOMESTIC

    It is widely recognized that the Federal Reserve Board achieved its goal of a "soft landing" for the economy in 1995. In an effort to slow the pace of economic growth, the Federal Reserve Board raised short-term interest rates seven times between February 1994 and February 1995. However, on July 6, 1995, the Federal Reserve Board cut the benchmark Federal Funds rate by 0.25%. This decrease, the first in nearly three years, signaled that the Federal Reserve Board believed that inflationary pressures had eased enough to accommodate an adjustment in monetary policy. Citing low inflation, the Federal Reserve Board trimmed short-term interest rates by another 0.25% on December 19, 1995 and January 31, 1996, bringing the Federal Funds rate down to 5.25%.

    Although the pace of economic growth was lackluster during the year ended December 31, 1995, the economic climate was favorable for investing. Stocks achieved record-breaking highs and bonds far outperformed their historical averages. The stock market, as measured by the Standard & Poor's 500 Index, advanced 37.5% in 1995. The Dow Jones Industrial Average topped the 4,000 point level in March and the 5,000 point level in November and posted its fourth best advance since World War II. The bond market also rallied strongly during 1995, as a declining interest rate environment prevailed for most of the year. Soaring bond prices gave fixed income investors their third best year since the 1920s and caused intermediate- and long-term interest rates to fall to their lowest levels in two years. Rates on long-term U.S.Treasury bonds, for example, declined nearly two full percentage points. Generally, as yields move lower, bond prices increase. Coming after 1994, when the bond market had one of its worst years on record and the Standard & Poor's 500 Index gained just 1.3%, 1995 was a strongly positive investment environment for most domestic investors.

INVESTMENT OVERVIEW--GLOBAL

    There was a slowdown in worldwide economic growth during 1995, which provided a benevolent interest rate environment. Efforts to reduce government borrowing in the United States and Europe contributed to this positive sentiment, driving bond valuations higher. World bond markets rallied during this period, and yields began to approach levels prevailing in 1993.

    In the stock market, 1995 will be remembered for the strong performance of the U.S. market, which easily outdistanced most overseas markets. Many Asian stock markets suffered in 1995, as tight monetary policies were enacted to curb inflation, and several economies seem to have successfully avoided overheating. Political problems also plagued several European markets, most notably France. 1996 will be a crucial year for France, as the government attempts to cut back on welfare spending. While these measures may be unpopular in France, they are also essential if the nation is to compete globally. In Germany, the stock market performed well in 1995, due, in large part, to low inflation and falling interest rates.

MONEY MARKET PORTFOLIO

    After having a neutral weighted average maturity for the first half of 1995, the Portfolio maintained a slightly longer weighted average maturity during the second half of 1995. The Federal Reserve Board's consecutive increases in the Federal Funds rate during 1994 and early 1995 were implemented to slow the pace of economic growth and forestall inflation. By keeping short-term rates relatively high, the Fed restrained economic growth and kept inflation almost non-existent. During this time, money market investors enjoyed relatively high inflation-adjusted returns. However, the Federal Reserve Board decreased the Federal Funds rate by 0.25% on July 6, 1995 and again on December 19, 1995. On January 31, 1996, the Federal Reserve Board once again lowered the Federal Funds rate by 0.25%, reducing the rate to 5.25%.

    The Portfolio's money market instruments' seven-day average yield was 4.97% as of December 31, 1995. On December 31, 1995, the Portfolio's weighted average maturity was 25 days. Going forward, the Portfolio will maintain a slightly longer weighted average maturity as short-term rates find stability. Although Federal Reserve Board policy is being impacted by the stalemated budget negotiations, it is still likely that the Fed will lower short-term interest rates again in 1996. Although we are interested in maintaining higher yields, we will not do so by sacrificing the Portfolio's emphasis on security, quality and liquidity.

GROWTH PORTFOLIO

    During the year ended December 31, 1995, corporate profits continued to exhibit strength, despite the slowdown in economic growth. The Portfolio performed extremely well in the second half of the year, after a slow first five months. Contributors to performance came from a variety of stocks in different sectors.

    During the year, the Portfolio's focus on "Information Highway" securities changed slightly. The Portfolio's new focus in this sector is on technology providers--companies that will enable the "highway" to function--particularly those creating programming to facilitate the transportation of data. Nearly every aspect of our lives has been changed by technology. Micro-chips are now used not only in computers, but in common household products. Automobiles utilize micro-chips, but so do microwave ovens and even irons! After ten years of underperformance due to some fundamental trends, we believe that the technology sector is going to exhibit growth with less cyclicality than in the past. Despite some weakness in the technology sector during the last few months of 1995, we continue to believe that the "Information Highway" is an area that is going to offer a strong secular growth opportunity over the foreseeable future.

    In 1996, returns are likely to be uneven as investors adjust to lower growth rates in earnings. However, we believe that multiple expansion is likely in the context of lower interest rates, but the shift will take time. Our focus in 1996 is on companies that can show growth in earnings per share and whose stock price presents value.

    Net assets of the Portfolio totalled $42.8 million as of December 31, 1995. As of that date, investments consisted of approximately 85.3% common stocks, 0.8% preferred stocks, 0.8% long-term debt securities and 13.1% short-term U.S. government obligations and cash equivalents.

GLOBAL GROWTH PORTFOLIO

    1995 will be remembered for the strong performance of the U.S. stock market, which outdistanced most overseas markets. The Portfolio's cautious stance towards the U.S. affected performance somewhat--yet the Portfolio manager, Ralph Layman of GE Investment Management Inc. ("GEIM"), the Portfolio's sub-adviser, believes that better value can be found abroad based on his valuation method. Japan proved to be an underperformer for the period, despite efforts by the government to stimulate the economy. The Portfolio will remain underweighted in Japan (relative to the MSCI Index), although there are select pockets of growth to be found in this country. Hong Kong emerged as the exception in Asia, as prices climbed 12% during the year. Stocks in the colony were buoyed by signs that China pulled off a soft landing, which is a good sign for Hong Kong firms with interests in the mainland.

    Political problems also plagued several European markets, most notably France. 1996 will be a crucial year for France, as the government attempts to cut back on welfare spending. While these measures may be unpopular in France, they are also essential if the nation is to compete globally. From a bottom-up perspective Mr. Layman is fairly positive on the market. In Germany, the market performed well in 1995, due, in large part, to low inflation and falling interest rates. In Mr. Layman's view, German shares remain attractive as we head into 1996. After a difficult 1995, the outlook for Latin America is brighter in the coming year. Mr. Layman's view is that the Mexican economy should improve in the next year and he remains cautiously optimistic in his stance towards Brazil and the rest of Latin America. After taking a back seat to the bull market in the U.S., Mr. Layman expects international markets to perform better next year.

    As of December 31, 1995, net assets of the Portfolio totalled $28.5 million. Investments consisted of approximately 94.6% preferred and common stocks and 5.4% short-term obligations and cash equivalents. By region, approximately 42.7% of the Portfolio was invested in Europe, 23.3% in Asia, and 30.1% in North America.

GLOBAL INCOME PORTFOLIO

    During 1995, slowing economic growth, moderate inflation and declining short-term interest rates provided conditions for strong bond market rallies in the United States and Europe. In the early months of the fiscal year, we invested some of the Portfolio's substantial cash position in intermediate-maturity U.S. Treasuries, as we believed 1994's bond market sell-off had provided attractive yield levels. Furthermore, we liquidated the remaining positions in emerging market debt. Maturities on U.S. bond holdings were extended further in July 1995, as stronger evidence emerged of a slowing U.S. economy. This enabled the Portfolio to participate in the subsequent Treasury market rally in the early fall of 1995. Recently, however, we reduced the Portfolio's investments in longer-maturity bonds in the U.S., as we believe risk premiums for holding U.S. bonds are low.

    In Europe, the Portfolio extended maturities throughout the year. Our European strategy was to invest one-half of the Fund's European holdings in longer-maturity bonds in Germany, the Netherlands and France--traditionally low inflation countries. The remaining half was invested in short- and intermediate-maturity bonds in higher yielding markets like Spain and the United Kingdom, where we believed bond prices were protected by the very steep yield curves in an environment with little or no chance of an interest rate increase. European bond markets generally benefited from restrictive fiscal policies and easing monetary policies in low inflationary, modest growth environments throughout 1995.

    The Portfolio was conservatively managed in connection with currency risk and, usually, less than one-third of its assets were exposed to currency risk. This moderate exposure depressed Portfolio performance somewhat relative to those funds that took more currency risk.

    In the near-term, fundamentals appear highly positive in most global bond markets. Interest rates are low in the major countries of the world. The major central banks of the world have and continue to ease monetary policy; liquidity has returned to world financial markets. Prospects for further interest rate cuts appear reasonable in the United States and Europe. Aside from Japan, governments in the major world economies are reducing budget deficits. With the exception of Southeast Asia, most economies are running at moderate levels of activity with low inflation. Indeed, in Europe and the United States, risks seem to be on the side of a further slowdown in the pace of economic activity.

    Net assets of the Portfolio totalled $35.7 million as of December 31, 1995. The Portfolio's investments consisted of approximately 87.3% long-term debt securities, 12.0% short-term debt securities and 0.7% repurchase agreements.

STRATEGIC FIXED INCOME PORTFOLIO

    Much of the Portfolio's strong absolute performance can be attributed to the general rise in the bond market during the year. With interest rates trending lower during 1995 and the prospect of moderate economic growth in 1996, bond market conditions remained favorable for the twelve months ended December 31, 1995. For example, the benchmark 30-year Treasury bond's yield declined from 7.87% on December 31, 1994 to 6.06% on December 31, 1995. When bond yields decline, prices generally increase.

    At a special meeting of shareholders of the Government Portfolio held September 21, 1995, shareholders approved: (1) a sub-advisory agreement between Mitchell Hutchins Asset Management Inc. (the Portfolio's investment manager and administrator) and Pacific Investment Management Company ("PIMCO"), (2) changing the Portfolio's investment objective from "high current income consistent with the preservation of capital" to "total return consisting of capital appreciation and income" and (3) an amendment to the Portfolio's fundamental investment limitation governing borrowing to increase permissable borrowing from 10% to 33 1/3% of its assets and permitting the use of dollar rolls.

    In addition, effective September 21, 1995, the name of the Portfolio was changed from "Government Portfolio" to "Strategic Fixed Income Portfolio," and the requirement that the Portfolio invest at least 65% of its total assets in U.S. government securities was eliminated. Also, a number of investment policy changes were implemented to permit the Portfolio to invest in a much broader range of fixed income securities, establish a dollar-weighted average portfolio duration of between three to eight years, permit investment of up to 20% of Portfolio assets in securities rated below investment grade and increase the Portfolio's authorization to invest in illiquid securities to 15% of its net assets.

    PIMCO employs a top-down process that emphasizes a long-term outlook for the bond markets and adjusts the Fund's duration, or sensitivity to changes in interest rates, in accordance with that outlook. PIMCO's long-range outlook is presently bullish, and the firm expects interest rates to decline gradually in 1996. Consequently, PIMCO is targeting a duration approximately three-quarters of a year longer than that of the overall bond market as represented by the Lehman Brothers Government/Corporate Bond Index. Domestically, PIMCO believes the best investment opportunities lie in the mortgage securities sector and has overweighted such investments in the Portfolio. Overseas, the firm has invested a portion of the portfolio in German government bonds. With most of the currency exposure of these bonds hedged back into U.S. dollars, German bonds appear to offer a significant yield premium to U.S. Treasury investments of comparable maturity. PIMCO expects German bonds to provide greater total return than Treasuries given solid inflation fundamentals and the prospect of weak economic growth in Germany.

    Net assets of the Portfolio totalled $13.7 million as of December 31, 1995.

BALANCED PORTFOLIO

    As of December 31, 1995 the Portfolio's asset allocation was 62.9% common stocks, 28.3% U.S. government obligations. 7.0% long-term debt securities and 1.8% cash and cash equivalents. During the year ended December 31, 1995, investors in both domestic equity and fixed income markets continued to be rewarded, as the markets responded favorably to lower interest rates and the resurgent strength in corporate earnings.

    As of August 14, 1995, the Portfolio was restructured to operate as a "balanced fund." It invests in a combination of equity securities, investment grade debt obligations and money market instruments. Also effective August 14, 1995, a new team assumed management responsibility for the Portfolio, with an asset allocator working with three senior investment managers who are specialists in their respective investment areas. While the Portfolio could previously invest any percentage of its assets in stocks, bonds or money market securities, the investment parameters were modified to include, among other things, a minimum 25% investment in fixed income investments. The Portfolio's asset allocation is now based upon the balanced asset allocation strategy used by Mitchell Hutchins Institutional Investors ("MHII") for institutional accounts. The Portfolio's fundamental investment policies and investment objective--to obtain high total return with low volatility--did not change. On January 26, 1996, the name of the Portfolio was changed from "Asset Allocation Portfolio" to "Balanced Portfolio". (Please note that the financial statements refer to this Portfolio as Asset Allocation Portfolio.)

    T. Kirkham Barneby, a Managing Director and Chief Investment Officer--Quantitative Investment of Mitchell Hutchins, is responsible for the asset allocation decisions for the Portfolio. As mentioned above, Mr. Barneby allocates the Portfolio's assets based upon the balanced asset allocation strategy used by MHII. We view the tactical asset allocation strategy as an important decision in the effective management of this Portfolio. The relative amount of funds committed to each asset class will have a significant impact on the total return of the portfolio. The maximum potential benefit to the Portfolio, as from any allocation strategy, will be realized over full market cycles which include periods of declining as well as rising stock and bond prices.

    Portfolio allocations are based on Mitchell Hutchins' assessment of consensus expectations for key economic variables, such as interest rates, profit growth and inflation. Fundamental valuation techniques are then applied to this data in an attempt to achieve an optimal asset allocation for the Portfolio. The Portfolio's assets will be reallocated from time to time in an effort to benefit from changes in economic conditions. Mr. Barneby will attempt to adjust the Portfolio's allocations before changes in the consensus outlook are fully discounted by the market.

    Mark A. Tincher is responsible for the day-to-day management of the equity portion of the Portfolio. Mr. Tincher is a Managing Director and Chief Investment Officer of Equity Investments of Mitchell Hutchins, responsible for overseeing the management of domestic equity investments. In selecting equity securities, Mr. Tincher ranks equity securities from a universe of approximately 2,000 medium- to large-capitalization companies (generally at least $300 million) using quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are then chosen based on fundamental analysis of those with the highest rankings. In terms of management style, Mr. Tincher strives for "value at the right growth."

    Dennis L. McCauley is responsible for the day-to-day management of the debt securities portion of the Portfolio. Mr. McCauley is a Managing Director and Chief Investment Officer of Fixed Income Investments of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Mr. McCauley's fixed income strategy is a systematic, disciplined approach that centers on three critical decisions: duration/yield curve positioning, sector allocation and security selection.

    Susan P. Messina, a senior vice president of Mitchell Hutchins, is responsible for the day-to-day management of the portion of the Portfolio's assets invested in money market instruments.

    As of December 31, 1995, net assets of the Portfolio totalled $23.4 million.

GROWTH AND INCOME PORTFOLIO

    The investment policies of this Portfolio were changed effective August 14, 1995, to provide the investment manager with more flexibility in selecting stocks that meet the Portfolio's objectives. The new policy seeks to provide current income and capital growth. To achieve this, the Portfolio invests primarily in dividend-paying equity securities (common and preferred stocks) believed to have the potential for rapid earnings growth. To better reflect this change in investment policy, the name of this Portfolio was changed from "Dividend Growth Portfolio" to "Growth and Income Portfolio."

    Despite some slowing in the pace of economic growth during 1995, corporate profits continued to exhibit strength. Since assuming management responsibility of the Portfolio on April 3, 1995, Mark Tincher has been in the process of restructuring the Portfolio. During the last several months, positions in certain consumer related stocks (both durables and non-durables) as well as in interest sensitive issues, such as those found in the utility sector, were reduced or eliminated. Portfolio positions were increased in the capital goods area. We continue to believe companies that focus on keeping costs low through improved manufacturing efficiencies remain attractive. The Portfolio's strong performance can be attributed to its pro-cyclical stance as well as holdings in technology, health care and financial issues.

    In 1996, we foresee slower economic growth, and a low inflation/low interest rate environment. Therefore, the probability is increasing that earnings estimates may be reduced farther. Given the corrections that have occurred in certain groups, the valuations of capital goods and financial issues appear especially favorable in light of the fundamental growth prospects that we see.

    Although we are modestly optimistic about equity returns in the coming months, we do not anticipate a repetition of 1995's phenomenal returns. Modest economic growth should result in equity performance returning to more historical norms. We remain confident that our disciplined stock selection process should continue to provide favorable relative returns.

    As of December 31, 1995, the Portfolio's net assets totalled $14.8 million. The Portfolio's investments consisted of 97.7% equities, 0.7% corporate bonds and 1.6% cash and cash equivalents.

    Thank you for your continuing support. As always, we welcome any comments or questions you may have.

Sincerely,

/s/ Watson Powell, Jr.                       /s/ Margo Alexander

WATSON POWELL, JR.                           MARGO ALEXANDER
Chairman of the Board,                       President,
  American Republic                            Mitchell Hutchins
  Insurance Company                            Asset Management Inc.

                                GROWTH PORTFOLIO
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE PORTFOLIO AND THE S&P 500 STOCK INDEX


Growth
Portfolio      $10,000                                                                                  $28,003
                                                  [Plot points to follow]
S&P 500
Stock Index    $10,000                                                                                  $28,071

                5/4/87  12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95

The graph depicts the performance of the Growth Portfolio versus the Standard & Poor's 500 Stock Index. It is important to note that the Growth Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                     ---------------------------
Twelve Months Ended 12/31/95.......................              32.50%
Five Years Ended 12/31/95..........................              16.06%
Commencement of Operations (05/04/87) through
  12/31/95.........................................              12.66%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid--yearly.

The investment return and principal value of an investment in the fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                            GLOBAL GROWTH PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE MORGAN STANLEY CAPITAL WORLD INTERNATIONAL INDEX


Global Growth
Portfolio      $10,000                                                                                  $19,503
                                                  [Plot points to follow]
Morgan Stanley
Capital World
International
Index          $10,000                                                                                  $15,719

                5/4/87  12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95

The graph depicts the performance of the Global Growth Portfolio versus the Morgan Stanley Capital World International Index. It is important to note that the Global Growth Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    ---------------------------
Twelve Months Ended 12/31/95.......................              (3.54)%
Five Years Ended 12/31/95..........................               2.91%
Commencement of Operations (05/04/87) through
  12/31/95...........................................             5.36%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid--yearly.

The investment return and principal value of an investment in the fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                            GLOBAL INCOME PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX


Global Income
Portfolio         $10,000                                                                        $18,340
                                                    [Plot points to follow]
Salomon Brothers
World Government
Bond Index        $10,000                                                                        $20,237

                   5/1/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95

The graph depicts the performance of the Global Income Portfolio versus the Salomon Brothers World Government Bond Index. It is important to note that the Global Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    ---------------------------
Twelve Months Ended 12/31/95.......................              13.58%
Five Years Ended 12/31/95..........................               6.97%
Commencement of Operations (05/01/88) through
  12/31/95...........................................             8.23%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid--yearly.

The investment return and principal value of an investment in the fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                        STRATEGIC FIXED INCOME PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               PORTFOLIO AND LEHMAN BROTHERS MORTGAGE BOND INDEX



Strategic Fixed
Income Portfolio  $10,000                                                              $17,010
                                                    [Plot points to follow]
Lehman Brothers
Mortgage Bond
Index             $10,000                                                              $17,791

                   7/5/89  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95

The graph depicts the performance of the Strategic Fixed Income Portfolio versus the Lehman Brothers Mortgage Bond Index. It is important to note that the Strategic Fixed Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    ---------------------------
Twelve Months Ended 12/31/95.......................              18.51%
Five Years Ended 12/31/95..........................               9.02%
Commencement of Operations (07/05/89) through
12/31/95...........................................               8.53%


Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid--yearly.

The investment return and principal value of an investment in the fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

            BALANCED PORTFOLIO (FORMERLY ASSET ALLOCATION PORTFOLIO)
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                     PORTFOLIO AND THE S&P 500 STOCK INDEX



Balanced
Portfolio      $10,000                                                                        $19,370
                                                  [Plot points to follow]
S&P 500
Stock Index    $10,000                                                                        $29,835

                6/1/88   12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95

The graph depicts the performance of the Balanced Portfolio versus the Standard & Poor's 500 Stock Index. It is important to note that the Balanced Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    ---------------------------
Twelve Months Ended 12/31/95.......................              23.27%
Five Years Ended 12/31/95..........................              10.01%
Commencement of Operations (06/01/88) through
   12/31/95...........................................            9.11%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid--yearly.

The investment return and principal value of an investment in the fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than an original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                          GROWTH AND INCOME PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                     PORTFOLIO AND THE S&P 500 STOCK INDEX



Growth and
Income
Portfolio      $10,000                                 $12,373
                           [Plot points to follow]
S&P 500
Stock Index    $10,000                                 $16,495

                1/2/92   12/31/92  12/31/93  12/31/94  12/31/95


    The graph depicts the performance of the Growth and Income Portfolio versus the Standard & Poor's 500 Stock Index. It is important to note that the Growth and Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    ---------------------------
Twelve Months Ended 12/31/95.......................           30.52%
Five Years Ended 12/31/95..........................            N/A
Commencement of Operations
  (01/02/92) through 12/31/95......................            5.48%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid--yearly.

The investment return and principal value of an investment in the fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

American Republic Variable Annuity Account
--------------------------------------------------------------------------------

Statement of Assets and Liability
December 31, 1995
--------------------------------------------------------------------------------

                                                                                  COMBINED
                                                                                -------------
ASSETS

Investments at net asset value:
------------------------------
PaineWebber Series Trust Money Market Portfolio, 15,041,268 shares
at $1.00 per share (cost--$15,041,268).......................................   $  15,041,268
PaineWebber Series Trust Growth Portfolio, 1,312,432 shares
at $17.57 per share (cost--$19,486,434)......................................      23,059,432
PaineWebber Series Trust Growth and Income Portfolio, 626,559 shares
at $11.83 per share (cost--$6,230,454).......................................       7,412,192
PaineWebber Series Trust Global Growth Portfolio, 1,014,848 shares
at $12.00 per share (cost--$12,588,793)......................................      12,178,300
PaineWebber Series Trust Global Income Portfolio, 1,887,368 shares
at $11.20 per share (cost--$21,583,765)......................................      21,138,527
PaineWebber Series Trust Strategic Fixed Income Portfolio, 769,460 shares
at $10.61 per share (cost--$8,713,623).......................................       8,163,973
PaineWebber Series Trust Asset Allocation Portfolio, 1,391,426 shares
at $10.70 per share (cost--$14,891,636)......................................      14,888,260
                                                                                -------------
   Total investments (cost--$98,535,973).....................................     101,881,952
Accrued investment income....................................................       6,971,423
                                                                                -------------
Total assets.................................................................     108,853,375
LIABILITY
Payable to American Republic Insurance Company...............................        (339,691)
                                                                                -------------
Total net assets.............................................................   $ 108,513,684
                                                                                -------------
                                                                                -------------

NET ASSETS REPRESENTED BY:
Currently payable annuity contracts:
------------------------------------
Money Market Division.............................................................   $ 26,423
Growth Division...................................................................     66,689
Growth and Income Division........................................................     18,005
Global Growth Division............................................................     30,178
Global Income Division............................................................    105,184
Strategic Fixed Income Division...................................................     28,940
Asset Allocation Division.........................................................     82,547
                                                                                     --------
                                                                                      357,966


Contracts in accumulation period
--------------------------------
                                                          UNITS             VALUE
                                                         ---------          -----
Money Market Division..............................      1,110,864          $13.52         15,014,760
Growth Division....................................        950,154           26.48         25,161,847
Growth and Income Division.........................        638,291           11.71          7,473,207
Global Growth Division.............................        866,648           14.02         12,148,122
Global Income Division.............................      1,395,936           16.50         23,030,241
Strategic Fixed Income Division....................        581,739           15.53          9,034,109
Asset Allocation Division..........................        933,061           17.46         16,293,432
                                                                                         ------------
                                                                                          108,155,718
                                                                                         ------------
                                                                                         $108,513,684
                                                                                         ------------
                                                                                         ------------

See accompanying notes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     MONEY                        GROWTH AND       GLOBAL          GLOBAL         STRATEGIC          ASSET
    MARKET          GROWTH          INCOME         GROWTH          INCOME        FIXED INCOME     ALLOCATION
   DIVISION        DIVISION        DIVISION       DIVISION        DIVISION         DIVISION        DIVISION
  -----------     -----------     ----------     -----------     -----------     ------------     -----------
  $15,041,268     $   --          $  --          $   --          $   --           $  --           $   --
      --          $23,059,432        --              --              --              --               --
      --              --          $7,412,192         --              --              --               --
      --              --             --          $12,178,300         --              --               --
      --              --             --              --          $21,138,527         --               --
      --              --             --              --              --           $8,163,973          --
      --              --             --              --              --              --           $14,888,260
  -----------     -----------     ----------     -----------     -----------     ------------     -----------
   15,041,268      23,059,432     7,412,192       12,178,300      21,138,527       8,163,973       14,888,260
      --            2,169,104        79,020          --            1,996,898       1,238,682        1,487,719
  -----------     -----------     ----------     -----------     -----------     ------------     -----------
   15,041,268      25,228,536     7,491,212       12,178,300      23,135,425       9,402,055       16,375,979
          (85)        --             --              --              --             (339,606)         --
  -----------     -----------     ----------     -----------     -----------     ------------     -----------
  $15,041,183     $25,228,536     $7,491,212     $12,178,300     $23,135,425      $9,063,049      $16,375,979
  -----------     -----------     ----------     -----------     -----------     ------------     -----------
  -----------     -----------     ----------     -----------     -----------     ------------     -----------

American Republic Variable Annuity Account
--------------------------------------------------------------------------------
Statement of Operations
Year ended December 31, 1995
--------------------------------------------------------------------------------

                                                                     MONEY
                                                                     MARKET              GROWTH
                                                COMBINED            DIVISION            DIVISION
                                            ----------------    ----------------    ----------------

NET INVESTMENT INCOME (LOSS)
Income:

 Dividends...............................     $  4,441,136         $  884,980          $  105,423

 Capital gains distributions.............        3,740,549           --                 2,147,451

Expenses (Note 2):

 Administrative charges..................         (441,836)           (53,838)            (93,314)

 Mortality, distribution and expense
   risk..................................       (1,757,215)          (237,465)           (362,992)
                                            ----------------    ----------------    ----------------

     Net investment income (loss)........        5,982,634            593,677           1,796,568

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 4)

 Net realized gain (loss) on
   investments...........................        1,399,704           --                 1,447,141

 Change in net unrealized appreciation/
   depreciation of investments...........        9,362,541           --                 3,601,633
                                            ----------------    ----------------    ----------------

     Net increase (decrease) in net
       assets resulting from
       operations........................     $ 16,744,879         $  593,677          $6,845,342
                                            ----------------    ----------------    ----------------
                                            ----------------    ----------------    ----------------

       See accompanying notes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  GROWTH         GLOBAL          GLOBAL        STRATEGIC         ASSET
AND INCOME       GROWTH          INCOME       FIXED INCOME     ALLOCATION
 DIVISION       DIVISION        DIVISION        DIVISION        DIVISION
----------     -----------     ----------     ------------     ----------

$   63,153     $   --          $2,238,410      $  663,042      $  486,128

    15,867         --              --             575,640       1,001,591

   (35,610)        (55,989)      (120,654)        (45,656)        (36,775)

  (110,515)       (219,349)      (406,655)       (169,646)       (250,593)
----------     -----------     ----------     ------------     ----------

   (67,105)       (275,338)     1,711,101       1,023,380       1,200,351

   358,226        (570,494)       176,900         (10,538)         (1,531)

 1,666,194        (351,624)     1,295,090         835,190       2,316,058
----------     -----------     ----------     ------------     ----------


$1,957,315     $(1,197,456)    $3,183,091      $1,848,032      $3,514,878
----------     -----------     ----------     ------------     ----------
----------     -----------     ----------     ------------     ----------

American Republic Variable Annuity Account
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994
--------------------------------------------------------------------------------

                                                                                      MONEY
                                                                                     MARKET
                                                                     COMBINED       DIVISION
                                                                   ------------    -----------
NET ASSETS AT JANUARY 1, 1994...................................   $236,762,317    $13,593,487

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)..................................      5,332,139        238,028
  Net realized gain (loss) on investments.......................      4,846,546        --
  Change in net unrealized appreciation/depreciation of
    investments.................................................    (28,920,719)       --
                                                                   ------------    -----------
Net increase (decrease) in net assets resulting from
  operations....................................................    (18,742,034)       238,028

Changes from principal transactions:
  Purchase payments.............................................      2,089,401         55,464
  Contract distributions and terminations.......................    (75,929,884)    (5,838,683)
  Transfer payments (to) from other divisions...................     (3,226,799)     8,158,041
  Annuity payments..............................................        (50,070)          (156)
  Actuarial adjustment in reserves for currently payable annuity
    contracts...................................................        160,419             62
                                                                   ------------    -----------
Increase (decrease) in net assets derived from principal
  transactions..................................................    (76,956,933)     2,374,728
                                                                   ------------    -----------
Total increase (decrease).......................................    (95,698,967)     2,612,756
                                                                   ------------    -----------
Net assets at December 31, 1994.................................    141,063,350     16,206,243

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)..................................      5,982,634        593,677
  Net realized gain (loss) on investments.......................      1,399,704        --
  Change in net unrealized appreciation/depreciation of
    investments.................................................      9,362,541        --
                                                                   ------------    -----------
Net increase (decrease) in net assets resulting from
  operations....................................................     16,744,879        593,677

Changes from principal transactions:
  Purchase payments.............................................        280,426          3,774
  Contract distributions and terminations.......................    (52,752,906)   (11,064,141)
  Transfer payments (to) from other divisions...................      3,186,809      9,277,404
  Annuity payments..............................................        (64,757)        (2,078)
  Actuarial adjustment in reserves for currently payable annuity
    contracts...................................................         55,883         26,304
                                                                   ------------    -----------
Decrease in net assets derived from principal transactions......    (49,294,545)    (1,758,737)
                                                                   ------------    -----------
Total decrease..................................................    (32,549,666)    (1,165,060)
                                                                   ------------    -----------
Net assets at December 31, 1995.................................   $108,513,684    $15,041,183
                                                                   ------------    -----------
                                                                   ------------    -----------

      See accompanying notes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  GROWTH AND        GLOBAL          GLOBAL         STRATEGIC          ASSET
    GROWTH          INCOME          GROWTH          INCOME        FIXED INCOME     ALLOCATION
   DIVISION        DIVISION        DIVISION        DIVISION         DIVISION        DIVISION
 ------------     -----------     -----------     -----------     ------------     -----------
 $ 50,253,256     $15,240,674     $33,828,342     $64,810,741     $ 22,995,627     $36,040,190
    1,872,437         (96,449)        717,385        (123,414)         856,524       1,867,628
    3,655,404        (162,412)      1,200,166        (510,529)         (17,573)        681,490
  (10,931,403)       (664,330)     (6,149,843)     (3,283,902)      (2,237,421)     (5,653,820)
 ------------     -----------     -----------     -----------     ------------     -----------
   (5,403,562)       (923,191)     (4,232,292)     (3,917,845)      (1,398,470)     (3,104,702)

      325,336         295,480         730,927         295,671          242,868         143,655
  (15,963,886)     (4,522,601)     (9,994,757)    (20,691,737)      (6,345,335)    (12,572,885)
   (2,268,997)       (929,416)        553,883      (5,806,041)      (1,600,276)     (1,333,993)
       (5,331)           (976)         (5,311)        (20,099)          (2,352)        (15,845)
       36,719             (23)         36,167          35,281            2,058          50,155
 ------------     -----------     -----------     -----------     ------------     -----------
  (17,876,159)     (5,157,536)     (8,679,091)    (26,186,925)      (7,703,037)    (13,728,913)
 ------------     -----------     -----------     -----------     ------------     -----------
  (23,279,721)     (6,080,727)    (12,911,383)    (30,104,770)      (9,101,507)    (16,833,615)
 ------------     -----------     -----------     -----------     ------------     -----------
   26,973,535       9,159,947      20,916,959      34,705,971       13,894,120      19,206,575

    1,796,568         (67,105)       (275,338)      1,711,101        1,023,380       1,200,351
    1,447,141         358,226        (570,494)        176,900          (10,538)         (1,531)
    3,601,633       1,666,194        (351,624)      1,295,090          835,190       2,316,058
 ------------     -----------     -----------     -----------     ------------     -----------
    6,845,342       1,957,315      (1,197,456)      3,183,091        1,848,032       3,514,878

      103,801           9,799          74,869          26,580           17,467          44,136
  (10,497,600)     (2,731,763)     (5,618,216)    (10,317,894)      (5,998,732)     (6,524,560)
    1,796,703        (911,170)     (1,989,120)     (4,443,434)        (694,719)        151,145
      (11,214)         (2,558)         (5,161)        (23,118)          (2,475)        (18,153)

       17,969           9,642          (3,575)          4,229             (644)          1,958
 ------------     -----------     -----------     -----------     ------------     -----------
   (8,590,341)     (3,626,050)     (7,541,203)    (14,753,637)      (6,679,103)     (6,345,474)
 ------------     -----------     -----------     -----------     ------------     -----------
   (1,744,999)     (1,668,735)     (8,738,659)    (11,570,543)      (4,831,071)     (2,830,596)
 ------------     -----------     -----------     -----------     ------------     -----------
 $ 25,228,536     $ 7,491,212     $12,178,300     $23,135,425     $  9,063,049     $16,375,979
 ------------     -----------     -----------     -----------     ------------     -----------
 ------------     -----------     -----------     -----------     ------------     -----------

American Republic Variable Annuity Account
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1995
--------------------------------------------------------------------------------

1. INVESTMENT AND ACCOUNTING POLICIES

American Republic Variable Annuity Account was organized by American Republic Insurance Company (the Company) in accordance with the provisions of Iowa Insurance laws and is a part of the total operations of the Company. The assets and liabilities of the American Republic Variable Annuity Account are clearly identified and distinguished from the other assets and liabilities of the Company. The American Republic Variable Annuity Account invests solely in specified portfolios of PaineWebber Series Trust, an open-end management investment company under the Investment Company Act of 1940, as directed by eligible contract owners. All series of shares are diversified except Global Income Portfolio. Investments are stated at the closing net asset values per share on December 31, 1995.

Effective August 14, 1995, the name of the Dividend Growth Division changed to Growth and Income Division. Effective September 21, 1995, the name of the Government Division changed to Strategic Fixed Income Division.

The average cost method is used to determine realized gains and losses. Dividends are taken into income on an accrual basis as of the ex-dividend date.

Currently payable annuity contract reserves are computed according to the Individual Annuity Valuation 1983 Table using an assumed interest rate of 4.0%. If the amount paid to the contractholder is less than originally estimated, charges paid for mortality and expense risks are reimbursed to the Company. If additional amounts are required, the Company reimburses the American Republic Variable Annuity Account.

2. EXPENSES

The Company is compensated for certain expenses.Mortality, distribution, and expense risks assumed by the Company are compensated for by a charge equivalent to an annual rate of 1.40% of the total net assets of each division. These charges amounted to $1,757,215 in 1995.

An annual contract administration charge of $30 is deducted on the last valuation date of each calendar year, upon full withdrawal of a contract.s value or upon commencement of annuity payments if such withdrawal is made or annuity payments commence prior to the last valuation date of the year. A transfer charge of $10 will be imposed on each transfer between divisions (portfolios) of the account in excess of six in any one calendar year. However, the Company has waived this charge until further notice. An early withdrawal charge may be imposed in the event of withdrawal of any portion of the contract value or upon annuitization. The early withdrawal charge is 5% of the amount withdrawn for purchase payments made within six years prior to the date of withdrawal. Purchase payments made after May 1, 1989 will have an early withdrawal charge period of five years. A withdrawal transaction charge of $10 will be imposed on each withdrawal in excess of three per calendar year. Total administrative charges amounted to $441,836 in 1995.

3. FEDERAL INCOME TAXES

Operations of the American Republic Variable Annuity Account are part of the operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to operations of American Republic Variable Annuity Account.

American Republic Variable Annuity Account
--------------------------------------------------------------------------------
Notes to Financial Statements--(continued)
December 31, 1995
--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                  YEAR ENDED                                         YEAR ENDED
                              DECEMBER 31, 1995                                  DECEMBER 31, 1994
                    --------------------------------------             --------------------------------------
                        PURCHASES              SALES                       PURCHASES              SALES
                    -----------------    -----------------             -----------------    -----------------
Portfolio:
 Money Market....      $13,486,067          $14,581,530                   $21,001,060         $  18,426,316
 Growth..........        4,661,090           11,690,448                     9,271,243            25,402,705
 Growth and
   Income........        2,457,874            6,131,168                     2,388,387             7,505,899
 Global Growth...        2,443,083            9,104,616                     4,286,596            12,233,136
 Global Income...        1,329,829           15,774,620                     7,279,888            27,738,323
 Strategic Fixed
   Income........        2,307,139            7,687,957                     5,441,089            11,686,036
 Asset
   Allocation....        3,233,706            7,649,701                     4,731,209            14,807,034
                    -----------------    -----------------             -----------------    -----------------
                       $29,918,788          $72,620,040                   $54,399,472         $ 117,799,449
                    -----------------    -----------------             -----------------    -----------------
                    -----------------    -----------------             -----------------    -----------------

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units were as follows:

                                  YEAR ENDED                                         YEAR ENDED
                              DECEMBER 31, 1995                                  DECEMBER 31, 1994
                    --------------------------------------             --------------------------------------
                        PURCHASED            REDEEMED                      PURCHASED            REDEEMED
                    -----------------    -----------------             -----------------    -----------------
 Division:
 Money Market....       1,211,551            1,346,061                     1,848,647            1,668,991
 Growth..........         238,060              617,038                       514,293            1,344,268
 Growth and
   Income........         313,034              681,018                       311,337              854,600
 Global Growth...         135,760              687,329                       446,973            1,021,485
 Global Income...          35,535              988,705                       194,588            1,944,138
 Strategic Fixed
   Income........         125,057              587,044                       364,692              934,735
 Asset
   Allocation....         109,536              508,722                       124,029            1,028,791
                         --------             --------                      --------             --------
                        2,168,533            5,415,917                     3,804,559            8,797,008
                         --------             --------                      --------             --------
                         --------             --------                      --------             --------

6. NET ASSETS

Net assets at December 31, 1995 consisted of the following:

                                                                   MONEY                         GROWTH
                                                                  MARKET          GROWTH       AND INCOME
                                                  COMBINED       DIVISION        DIVISION       DIVISION
                                                ------------    -----------    ------------    -----------
Unit transactions............................   $ 93,878,776    $14,569,585    $21,467,242     $ 6,399,919
Accumulated net investment income............     11,288,929        471,598        188,296         (90,445)
Net unrealized appreciation (depreciation) of
  investments................................      3,345,979        --           3,572,998       1,181,738
                                                ------------    -----------    ------------    -----------
                                                $108,513,684    $15,041,183    $25,228,536     $ 7,491,212
                                                ------------    -----------    ------------    -----------
                                                ------------    -----------    ------------    -----------

                                                   GLOBAL         GLOBAL        STRATEGIC         ASSET
                                                   GROWTH         INCOME       FIXED INCOME    ALLOCATION
                                                  DIVISION       DIVISION        DIVISION       DIVISION
                                                ------------    -----------    ------------    -----------
Unit transactions............................   $ 10,872,244    $19,815,468    $ 8,033,804     $12,720,514
Accumulated net investment income............      1,716,549      3,765,195      1,578,895       3,658,841
Net unrealized appreciation (depreciation) of
  investments................................       (410,493)      (445,238)      (549,650 )        (3,376)
                                                ------------    -----------    ------------    -----------
                                                $ 12,178,300    $23,135,425    $ 9,063,049     $16,375,979
                                                ------------    -----------    ------------    -----------
                                                ------------    -----------    ------------    -----------

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
American Republic Insurance Company

    We have audited the accompanying statement of assets and liability of American Republic Variable Annuity Account [comprising, respectively, the Money Market, Growth, Growth and Income (formerly Dividend Growth), Global Growth, Global Income, Strategic Fixed Income (formerly Government), and Asset Allocation Divisions] as of December 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the American Republic Variable Annuity Account at December 31, 1995, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Des Moines, Iowa
January 26, 1996

PaineWebber Series Trust
--------------------------------------------------------------------------------
Portfolios of Investments
December 31, 1995
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY            INTEREST
  (000)                                                         DATES               RATES             VALUE
---------                                               ---------------------  ---------------     -----------
BANK NOTE (DOMESTIC)--2.28%
$     500   NationsBank of Texas, N.A.
            (cost--$500,013)..........................        01/26/96             7.300%          $   500,013
                                                                                                   -----------
CERTIFICATES OF DEPOSIT--6.83%
DOMESTIC--2.28%
      500   NBD Bank N.A..............................        01/04/96              5.810              500,000
                                                                                                   -----------

YANKEE--4.55%
    1,000   Societe Generale..........................        01/11/96              5.840            1,000,000
                                                                                                   -----------
                                                                                                     1,500,000
Total Certificates of Deposit (cost--$1,500,000)......
                                                                                                   -----------
COMMERCIAL PAPER--91.06%
AEROSPACE-DEFENSE --6.81%
    1,000   Raytheon Company..........................        01/08/96              5.730              998,886
      500   Rockwell International Corporation........        02/08/96              5.660              497,013
                                                                                                   -----------
                                                                                                     1,495,899
                                                                                                   -----------

AGRICULTURE--4.52%
    1,000   Cargill Incorporated......................        02/16/96              5.570              992,883
                                                                                                   -----------

ASSET BACKED--14.06%
      770   Assets Securitization Cooperative
            Corporation...............................        01/11/96              5.750              768,770
    1,000   Falcon Asset Securitization Corporation...        01/16/96              5.750              997,604
    1,000   New Center Asset Trust....................        01/02/96              6.030              999,833
      325   Preferred Receivables Funding
            Corporation...............................        01/24/96              5.850              323,785
                                                                                                   -----------
                                                                                                     3,089,992
                                                                                                   -----------

BANKING--12.70%
    1,000   BEX America Finance Incorporated..........        01/19/96              5.730              997,135
      800   Indosuez North America Incorporated.......        01/10/96              5.620              798,876
    1,000   San Paolo U.S. Financial Company..........        02/06/96              5.680              994,320
                                                                                                   -----------
                                                                                                     2,790,331
                                                                                                   -----------

BROKER-DEALER--4.55%
    1,000   Morgan Stanley Group Incorporated.........        01/04/96              6.000              999,500
                                                                                                   -----------

BUSINESS SERVICES--4.54%
    1,000   PHH Corporation...........................        01/17/96              5.680              997,476
                                                                                                   -----------

CHEMICAL--4.55%
    1,000   DuPont (E.I.) de Nemours & Company........        01/05/96              5.710              999,366
                                                                                                   -----------

COMPUTER--4.53%
    1,000   International Business Machines
            Corporation...............................        01/25/96              5.770              996,153
                                                                                                   -----------

CONGLOMERATE--2.24%
      500   BTR Dunlop Finance Incorporated...........        04/01/96              5.520              493,023
                                                                                                   -----------

DRUGS & HEALTH CARE--3.19%
      700   Bayer Corporation.........................        01/02/96              5.750              699,888
                                                                                                   -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY            INTEREST
  (000)                                                         DATES               RATES             VALUE
---------                                               ---------------------  ---------------     -----------
COMMERCIAL PAPER--(CONCLUDED)
ENERGY--5.93%
$     810   Chevron Oil Finance Company...............        01/24/96             5.760%          $   807,019
      500   Shell Oil.................................        02/07/96              5.670              497,086
                                                                                                   -----------
                                                                                                     1,304,105
                                                                                                   -----------

FINANCE-CONDUIT--8.29%
    1,000   MetLife Funding Incorporated..............        01/30/96              5.650              995,449
      830   Svenska Handelsbanken Incorporated........  01/16/96 to 02/05/96   5.720 to 5.730          827,225
                                                                                                   -----------
                                                                                                     1,822,674
                                                                                                   -----------

FINANCE-CREDIT UNION--4.54%
    1,000   U.S. Central Credit Union.................        01/19/96              5.680              997,160
                                                                                                   -----------

INSURANCE--3.86%
      850   Prudential Funding Corporation............        01/12/96              5.780              848,499
                                                                                                   -----------

TELECOMMUNICATIONS--2.27%
      500   BellSouth Telecommunications..............        01/10/96              5.700              499,287
                                                                                                   -----------

UTILITY-TELEPHONE--4.48%
    1,000   American Telephone & Telegraph............        04/10/96              5.485              984,764
                                                                                                   -----------
Total Commercial Paper (cost--$20,011,000)............
                                                                                                    20,011,000
REPURCHASE AGREEMENT--0.09%                                                                        -----------
       20   Repurchase Agreement dated 12/29/95 with
             State Street Bank & Trust Company,
             collateralized by $19,924 U.S. Treasury
             Notes, 5.875%, due 07/31/97; proceeds:
            $20,011 (cost--$20,000)...................        01/02/96              5.000               20,000
                                                                                                   -----------

Total Investments (cost--$22,031,013)--100.26%........                                              22,031,013


Liabilities in excess of other assets--(0.26%)........                                                 (56,815)
                                                                                                   -----------

Net Assets--100.00%...................................                                             $21,974,198
                                                                                                   -----------
                                                                                                   -----------

                       Weighted average maturity--25 days

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                            -----------
COMMON STOCKS--92.81%
APPAREL, TEXTILES--1.55%
  39,100    Norwood Promotional Products, Incorporated*...........................   $   664,700
                                                                                     -----------
BANKS--3.22%
   8,000    Bank of New York Company Incorporated.................................       390,000
   6,500    Barnett Banks Incorporated............................................       383,500
  10,000    Chase Manhattan Corporation...........................................       606,250
                                                                                     -----------
                                                                                       1,379,750
                                                                                     -----------
BEVERAGES--1.22%
   7,000    The Coca-Cola Company.................................................       519,750
                                                                                     -----------
BROADCASTING--1.50%
  17,000    British Sky Broadcasting Group plc*...................................       639,625
                                                                                     -----------
BUSINESS MACHINES--5.48%
   6,500    3Com Corporation*.....................................................       303,062
  17,100    Bay Networks Incorporated*............................................       703,237
   7,500    Cisco Systems Incorporated*...........................................       559,688
  20,000    Data Documents Incorporated*..........................................       172,500
  24,000    EMC Corporation*......................................................       369,000
   5,000    Seagate Technology Incorporated*......................................       237,500
                                                                                     -----------
                                                                                       2,344,987
                                                                                     -----------
CHEMICALS--2.42%
   5,000    IMC Global Incorporated...............................................       204,375
  23,000    Sealed Air Corporation*...............................................       646,875
   3,000    Vigoro Corporation....................................................       185,250
                                                                                     -----------
                                                                                       1,036,500
                                                                                     -----------
DRUGS, MEDICINE--8.16%
  13,000    Columbia Laboratories Incorporated*...................................       111,312
  12,000    Elan Corporation, plc, ADS*...........................................       583,500
  10,000    R.P. Scherer Corporation*.............................................       491,250
  18,000    Teva Pharmaceutical Industries Ltd., ADS*.............................       834,750
  30,000    Watson Pharmaceuticals, Incorporated*.................................     1,470,000
                                                                                     -----------
                                                                                       3,490,812
                                                                                     -----------
ELECTRONICS--3.42%
  10,000    LSI Logic Corporation*................................................       327,500
  30,000    Lattice Semiconductor Corporation*....................................       978,750
   4,000    Micron Technology, Incorporated.......................................       158,500
                                                                                     -----------
                                                                                       1,464,750
                                                                                     -----------
ENTERTAINMENT--1.10%
  30,000    Ascent Entertainment Group Incorporated*..............................       472,500
                                                                                     -----------
ENVIRONMENTAL CONTROL--4.22%
  50,000    Republic Industries Incorporated*.....................................     1,806,250
                                                                                     -----------
FOREST PRODUCTS--0.65%
  30,000    Universal Forest Products Incorporated................................       277,500
                                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                            -----------
COMMON STOCKS--(CONTINUED)
HEALTH (NON-DRUG)--7.41%
  25,000    Humana Incorporated*..................................................   $   684,374
  15,000    OrNda Healthcorp*.....................................................       348,750
  18,000    Phycor Incorporated*..................................................       910,125
  31,500    VISX, Incorporated*...................................................     1,228,500
                                                                                     -----------
                                                                                       3,171,749
                                                                                     -----------
HOTELS, RESTAURANTS--4.35%
  35,000    BAB Holdings Incorporated*............................................       205,625
  16,000    HFS, Incorporated*....................................................     1,308,000
  10,000    Mirage Resorts, Incorporated*.........................................       345,000
                                                                                     -----------
                                                                                       1,858,625
                                                                                     -----------
IRON AND STEEL--1.17%
  40,000    Northwestern Steel and Wire Company*..................................       325,000
  20,000    Olympic Steel Incorporated*...........................................       175,000
                                                                                     -----------
                                                                                         500,000
                                                                                     -----------
LEISURE, LUXURY--2.78%
  10,000    Family Golf Centers, Incorporated*....................................       182,500
  15,000    Mattel Incorporated...................................................       461,250
  30,000    Mountasia Entertainment International Incorporated*...................       144,375
  20,000    Syratech Corporation*.................................................       402,500
                                                                                     -----------
                                                                                       1,190,625
                                                                                     -----------
MANUFACTURING--1.07%
  25,000    Waters Corporation*...................................................       456,250
                                                                                     -----------
MEDIA--7.63%
  15,000    Comcast Corporation, Class A..........................................       264,375
  31,500    Comcast Corporation, Class A Special..................................       572,906
   5,000    Liberty Media Group Series A..........................................       134,375
  40,000    Savoy Pictures Entertainment, Incorporated*...........................       252,500
  20,000    TeleCommunications Incorporated Class A*..............................       397,500
  20,000    Time Warner Incorporated..............................................       757,500
  18,700    Viacom Incorporated, Class B*.........................................       885,913
                                                                                     -----------
                                                                                       3,265,069
                                                                                     -----------
MISCELLANEOUS--0.17%
   5,000    ADE Corporation*......................................................        72,500
                                                                                     -----------
MISCELLANEOUS MINING & METALS--2.27%
  17,000    Belden, Incorporated*.................................................       437,750
   7,500    Potash Corporation of Saskatchewan Incorporated.......................       531,563
                                                                                     -----------
                                                                                         969,313
                                                                                     -----------
MORTGAGE FINANCING--3.20%
   4,500    Federal Home Loan Mortgage Corporation................................       375,750
   8,000    Federal National Mortgage Association.................................       993,000
                                                                                     -----------
                                                                                       1,368,750
                                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                            -----------
COMMON STOCKS--(CONCLUDED)
OTHER INSURANCE--2.90%
   3,500    CIGNA Corporation.....................................................   $   361,375
  27,500    PennCorp Financial Group, Incorporated................................       807,813
   3,000    Prudential Reinsurance Holdings Incorporated..........................        70,125
                                                                                     -----------
                                                                                       1,239,313
                                                                                     -----------
PAPER--0.51%
  15,000    Abitibi Price Incorporated............................................       217,500
                                                                                     -----------
PHOTO, OPTICAL--1.06%
  70,000    Noel Group, Incorporated*.............................................       455,000
                                                                                     -----------
PRODUCERS' GOODS--2.54%
  10,000    Camco International Incorporated......................................       280,000
  20,000    Microcom Incorporated*................................................       520,000
   3,000    United Technologies Corporation.......................................       284,625
                                                                                     -----------
                                                                                       1,084,625
                                                                                     -----------
RAILROAD, TRANSIT--0.96%
  19,600    Railtex Incorporated*.................................................       411,600
                                                                                     -----------
RETAIL (ALL OTHER)--5.15%
  38,500    Rawlings Sporting Goods Company Incorporated*.........................       298,375
  40,000    Staples, Incorporated*................................................       975,000
  20,000    Viking Office Products, Incorporated*.................................       930,000
                                                                                     -----------
                                                                                       2,203,375
                                                                                     -----------
RETAIL (DRUG STORE)--0.83%
   8,000    Jack Eckerd Corporation*..............................................       357,000
                                                                                     -----------
RETAIL (FOOD)--2.15%
  40,000    General Nutrition Companies, Incorporated*............................       920,000
                                                                                     -----------
SERVICES--7.64%
  10,000    Ceridian Corporation*.................................................       412,500
  50,000    Excalibur Technologies Corporation*...................................     1,825,000
   5,000    First Data Corporation................................................       334,375
  30,000    Pediatric Services of America, Incorporated*..........................       472,500
 800,000    Quality Care Systems, Incorporated*...................................       224,000
                                                                                     -----------
                                                                                       3,268,375
                                                                                     -----------
TELEPHONE & TELECOMMUNICATIONS--6.08%
  26,666    International CableTel Incorporated*..................................       653,317
  11,000    MFS Communications Company, Incorporated*.............................       585,750
  22,500    Mobile Telecommunication Technologies Corporation*....................       480,938
  30,000    NYNEX Cablecomms Group plc, ADR*......................................       521,250
  15,000    TeleWest Communications plc, ADR*.....................................       361,875
                                                                                     -----------
                                                                                       2,603,130
                                                                                     -----------
Total Common Stocks (cost--$25,191,251)...........................................    39,709,923
                                                                                     -----------
PREFERRED STOCKS--0.90%
MEDIA--0.90%
  20,000    The News Corporation Limited, ADR (cost--$348,452)....................       385,000
                                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               MATURITY            INTEREST
  (000)                                                                 DATES               RATES          VALUE
---------                                                       ---------------------  ---------------  -----------
CORPORATE BONDS--0.91%
 $   580   IntelCom Group, Incorporated (cost--$580,000).......       09/17/98             8.000%       $   391,094
                                                                                                        -----------
U.S. GOVERNMENT OBLIGATIONS--11.64%
   5,000   U.S. Treasury Bills (cost--$4,979,776).............. 01/11/96 to 02/29/96   4.900 to 5.360     4,980,311
                                                                                                        -----------
REPURCHASE AGREEMENT--2.54%
   1,085   Repurchase Agreement dated 12/29/95 with                   01/02/96              5.000         1,085,000
           State Street Bank & Trust Company, collateralized by
           $1,080,880 U.S. Treasury Notes, 5.875%, due
           07/31/97; proceeds: $1,085,603 (cost--$1,085,000)...
                                                                                                        -----------
Total Investments (cost--$32,184,479)--108.80%.................                                          46,551,328

Liabilities in excess of other assets--(8.80%).................                                         (3,767,467)
                                                                                                        -----------
Net Assets--100.00%............................................                                         $42,783,861
                                                                                                        -----------
                                                                                                        -----------

------------

*     Non-income producing security
ADR   American Depositary Receipt
ADS   American Depositary Shares


                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--92.30%
AUSTRALIA--1.77%
FOOD--1.77%
  225,012    Burns Philp & Company, Ltd............................................   $   503,409
                                                                                      -----------
AUSTRIA--3.80%
BANKING--0.69%
    3,826    Creditanstalt Bankverein PFD..........................................       196,643
                                                                                      -----------
CONSTRUCTION--0.51%
    2,149    Flughafen Wein AG.....................................................       144,994
                                                                                      -----------
OIL & GAS--0.75%
    2,456    OMV AG................................................................       213,226
                                                                                      -----------
TECHNOLOGY--1.85%
    4,156    VA Technologie AG.....................................................       527,825
                                                                                      -----------
Total Austria Common Stocks........................................................     1,082,688
                                                                                      -----------
DENMARK--1.71%
SERVICES--0.69%
    8,678    International SVS "B".................................................       195,362
                                                                                      -----------
TELECOMMUNICATIONS--1.02%
    5,348    Teledanmark AS Series B...............................................       291,840
                                                                                      -----------
Total Denmark Common Stocks........................................................       487,202
                                                                                      -----------
FRANCE--9.51%
AUTOMOTIVE--1.55%
    9,576    Valeo SA..............................................................       443,504
                                                                                      -----------
BANKING--1.00%
    6,304    Banque Nationale de Paris.............................................       284,369
                                                                                      -----------
CAPITAL GOODS--0.74%
    3,055    Technip SA/Compagnie Francaise........................................       210,238
                                                                                      -----------
ENERGY--2.74%
  ]11,573    Total SA (Class B)....................................................       781,065
                                                                                      -----------
FOOD--1.91%
      900    Carrefour SA..........................................................       546,028
                                                                                      -----------
PRODUCERS' GOODS--1.57%
   23,664    Coflexip SA ADR.......................................................       446,658
                                                                                      -----------
Total France Common Stocks.........................................................     2,711,862
                                                                                      -----------
GERMANY--3.27%
AUTO--2.12%
   14,264    Veba AG...............................................................       605,561
                                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--(CONTINUED)
GERMANY--(CONCLUDED)
PHARMACEUTICAL--1.15%
      544    Gehe AG...............................................................   $   276,835
      101    Gehe (new) AG*........................................................        50,025
                                                                                      -----------
                                                                                          326,860
                                                                                      -----------
Total German Common Stocks.........................................................       932,421
                                                                                      -----------
HONG KONG--5.83%
BROADCASTING--1.26%
  101,000    Television Broadcasting Ltd...........................................       359,851
                                                                                      -----------
CONGLOMERATE--1.27%
   59,500    Hutchison Whampoa Ltd.................................................       362,425
                                                                                      -----------
INSURANCE--0.75%
  237,000    National Mutual Asia Ltd. ............................................       214,549
                                                                                      -----------
RETAIL--1.52%
  507,000    Giordano Holdings Ltd. ...............................................       432,745
                                                                                      -----------
UTILITIES--1.03%
  161,700    Consolidated Electric Power Asia......................................       293,810
                                                                                      -----------
Total Hong Kong Common Stocks......................................................     1,663,380
                                                                                      -----------
INDONESIA--0.75%
AUTOMOTIVE--]0.75%
  103,500    Astra International...................................................       215,012
                                                                                      -----------
ITALY--2.98%
BANKING--0.53%
   18,395    IMI...................................................................       115,828
    1,805    IMI ADR...............................................................        34,069
                                                                                      -----------
                                                                                          149,897
                                                                                      -----------
TELECOMMUNICATIONS--2.45%
  235,744    Stet Di Risp Non-Convertible..........................................       480,951
  124,758    Telecom Italia Mobilare...............................................       219,566
                                                                                      -----------
                                                                                          700,517
                                                                                      -----------
Total Italy Common Stocks..........................................................       850,414
                                                                                      -----------
JAPAN--13.58%
AUTOMOTIVE--2.11%
   54,000    Suzuki Motor Corporation, Ltd.........................................       601,453
                                                                                      -----------
ELECTRONICS--6.46%
   30,000    Canon Incorporated....................................................       543,341
   12,000    Murata Manufacturing Company, Ltd.....................................       441,646
    7,000    Omron Corporation.....................................................       161,356
   10,000    Secom Company.........................................................       695,399
                                                                                      -----------
                                                                                        1,841,742
                                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--(CONTINUED)
JAPAN--(CONCLUDED)
EQUIPMENT--1.78%
    9,000    Rohm Company..........................................................   $   508,184
                                                                                      -----------
FOOD--1.30%
    6,000    Ito-Yokado............................................................       369,588
                                                                                      -----------
TELECOMMUNICATIONS--1.93%
       71    DDI Corporation.......................................................       550,121
                                                                                      -----------
Total Japan Common Stocks..........................................................     3,871,088
                                                                                      -----------
KOREA--0.94%
ELECTRIC UTILITY--0.94%
    6,741    Korea Electric Power Corporation......................................       267,641
                                                                                      -----------
MALAYSIA--0.92%
BANKING--0.92%
   23,000    AMMB Holdings Berhad..................................................       262,629
                                                                                      -----------
MEXICO--2.21%
BANKING--0.36%
   17,755    Grupo Financiero Bancomer, ADR*+......................................       102,091
                                                                                      -----------
MEDIA--0.52%
    6,539    Grupo Televisa S.A. de C.V., ADR......................................       147,128
                                                                                      -----------
TELECOMMUNICATIONS--1.33%
   43,791    Grupo Carso S.A. de C.V.*.............................................       236,125
   13,411    Grupo Carso S.A. de C.V. ADR*+........................................       145,778
                                                                                      -----------
                                                                                          381,903
                                                                                      -----------
Total Mexico Common Stocks.........................................................       631,122
                                                                                      -----------
NETHERLANDS--1.68%
FINANCIAL SERVICES--1.47%
    6,277    Internationale Nederlanden Groep N.V..................................       419,327
                                                                                      -----------
FOOD PROCESSING--0.21%
      736    Nutricia Verenigde Bedrijven..........................................        59,533
                                                                                      -----------
Total Netherlands Common Stocks....................................................       478,860
                                                                                      -----------
NORWAY--1.68%
COMMERCIAL SERVICES--1.68%
   19,296    Petroleum Geo-Service*................................................       478,280
                                                                                      -----------
PHILIPPINES--0.56%
BREWERY--0.56%
   46,500    San Miguel Corporation................................................       158,664
                                                                                      -----------
SOUTH AFRICA--1.24%
MINING--1.24%
  393,195    South African Iron & Steel/Iscor......................................       353,773
                                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--(CONTINUED)
SPAIN--0.60%
UTILITIES--0.60%
   22,043    Sevillana De Electricidad.............................................   $   171,183
                                                                                      -----------
SWEDEN--2.65%
APPLIANCES--0.69%
    4,793    Electrolux Ab 'B' Free................................................       196,710
                                                                                      -----------
AUTOMOTIVE MANUFACTURING--1.22%
    5,937    Autoliv Ab 'B' Free...................................................       346,937
                                                                                      -----------
PHARMACEUTICAL--0.74%
    5,307    Astra Ab 'B' Free.....................................................       210,211
                                                                                      -----------
Total Sweden Common Stocks.........................................................       753,858
                                                                                      -----------
SWITZERLAND--7.56%
EQUIPMENT--2.30%
      564    BBC Brown Boveri Ltd..................................................       655,189
                                                                                      -----------
FOOD--2.26%
      584    Nestle SA--Registered.................................................       646,020
                                                                                      -----------
INSURANCE--1.09%
      266    Schw Ruckversicher....................................................       309,469
                                                                                      -----------
PHARMACEUTICAL--1.91%
       69    Roche Holdings AG.....................................................       545,839
                                                                                      -----------
Total Switzerland Common Stocks....................................................     2,156,517
                                                                                      -----------
THAILAND--0.77%
BANKING--0.77%
   21,800    Thai Farmers Bank PCL.................................................       219,817
                                                                                      -----------
UNITED KINGDOM--5.77%
BROADCASTING--1.67%
   31,337    Reed International....................................................       477,671
                                                                                      -----------
BUILDING MATERIALS & PAPER PACKAGING--0.91%
   55,803    BPB Industries........................................................       259,126
                                                                                      -----------
DRUGS--1.17%
   79,436    Medeva plc............................................................       333,091
                                                                                      -----------
ENTERTAINMENT--1.14%
   13,743    Thorn EMI plc.........................................................       323,672
                                                                                      -----------
HEALTHCARE--0.38%
   39,359    Takare plc............................................................       110,027
                                                                                      -----------
MINING--0.50%
   32,218    Antofagasta Holdings..................................................       142,602
                                                                                      -----------
Total United Kingdom Common Stocks.................................................     1,646,189
                                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--(CONCLUDED)
UNITED STATES--22.51%
BANKS--1.60%
    6,794    Citicorp..............................................................   $   456,896
                                                                                      -----------
BUSINESS MACHINES--0.59%
    1,818    International Business Machines Corporation...........................       166,802
                                                                                      -----------
CHEMICALS--2.70%
    6,944    Airgas, Incorporated*.................................................       230,888
   11,388    Allied-Signal Incorporated............................................       540,930
                                                                                      -----------
                                                                                          771,818
                                                                                      -----------
ELECTRONIC EQUIPMENT--0.63%
    5,337    UCAR International, Incorporated......................................       180,124
                                                                                      -----------
ELECTRONICS--2.30%
    3,145    Intel Corporation.....................................................       178,479
    6,438    Motorola Incorporated.................................................       366,966
    6,267    Sensormatic Electronics Corporation...................................       108,889
                                                                                      -----------
                                                                                          654,334
                                                                                      -----------
HEALTH (NON-DRUG)--1.26%
   19,374    Sunrise Medical Incorporated*.........................................       358,419
                                                                                      -----------
INSURANCE--1.49%
    6,737    The Travelers Group, Incorporated.....................................       423,589
                                                                                      -----------
MORTGAGE FINANCING--0.81%
   10,666    Countrywide Credit Industries, Incorporated...........................       231,986
                                                                                      -----------
MOTOR VEHICLES--0.79%
    4,059    Chrysler Corporation..................................................       224,767
                                                                                      -----------
PAPER--1.03%
    7,732    International Paper Company...........................................       292,850
                                                                                      -----------
POLLUTION CONTROL--1.85%
   31,506    Wheelabrator Technologies, Incorporated...............................       527,725
                                                                                      -----------
PRODUCERS' GOODS--0.50%
    4,212    Zebra Technologies Corporation (Class A)*.............................       143,208
                                                                                      -----------
RETAIL (ALL OTHER)--0.69%
    8,983    Toys 'R' Us, Incorporated*............................................       195,380
                                                                                      -----------
SERVICES--3.98%
   14,728    Ecolab Incorporated...................................................       441,840
    6,794    First Data Corporation................................................       454,349
    6,430    Medaphis Corporation..................................................       237,910
                                                                                      -----------
                                                                                        1,134,099
                                                                                      -----------
SOAPS, HARDWARES--2.29%
    9,312    Colgate-Palmolive Company.............................................       654,168
                                                                                      -----------
Total United States Common Stocks..................................................     6,416,165
                                                                                      -----------
Total Common Stocks (cost--$25,220,806)............................................    26,312,174
                                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
PREFERRED STOCKS--2.46%
BRAZIL--0.91%
FOOD--0.49%
12,296,547   Ceval Alimentos S.A...................................................   $   138,526
                                                                                      -----------
MACHINERY--0.42%
  604,000    Brasmotor S.A.........................................................       119,930
                                                                                      -----------
TELEPHONE COMPANIES--0.00%
    3,713    Telebras..............................................................           179
                                                                                      -----------
Total Brazil Preferred Stocks......................................................       258,635
                                                                                      -----------
GERMANY--1.55%
TECHNOLOGY--1.55%
    2,919    SAP AG................................................................       441,564
                                                                                      -----------
Total Preferred Stocks (cost--$677,220)............................................       700,199
                                                                                      -----------

PRINCIPAL
  AMOUNT                                                        MATURITY            INTEREST
  (000)                                                           DATES               RATES
----------                                                ---------------------  ---------------
TIME DEPOSIT--0.53%
$      150  State Street Cayman Islands Time Deposit
             (cost--$150,000)...........................        01/02/96             5.875%            150,000
                                                                                                   -----------
REPURCHASE AGREEMENT--4.87%
     1,390  Repurchase Agreement dated 12/29/95 with
             State Street Bank & Trust Company,
             collateralized by $1,010,000 U.S. Treasury
             Bonds, 9.250%, due 02/15/16; proceeds:
            $1,390,888 (cost--$1,390,000)...............        01/02/96              5.750          1,390,000
                                                                                                   -----------
Total Investments (cost--$27,438,026)--100.16%..........                                            28,552,373

Liabilities in excess of other assets--(0.16)%..........                                               (45,120)
                                                                                                   -----------
Net Assets--100.00%.....................................                                           $28,507,253
                                                                                                   -----------
                                                                                                   -----------

------------

*     Non-income producing security
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR   American Depositary Receipt

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  MATURITY              INTEREST
  (000)*                                                    DATES                RATES               VALUE
----------                                          ---------------------  ------------------     -----------
LONG-TERM DEBT SECURITIES--91.37%
AUSTRALIA--7.55%
     2,250  New South Wales Treasury                04/01/97 to 12/01/01   11.500 to 12.500%      $ 1,861,085
            Corporation...........................
       950  Queensland Treasury Corporation Global        08/15/01               12.000               834,440
            Issue.................................
                                                                                                  -----------
                                                                                                    2,695,525
                                                                                                  -----------
CANADA--8.86%
     2,135  Ontario Hydro Global Bonds............  04/11/08 to 04/11/11    8.605 to 10.551@          541,137
     2,497  Government of Canada..................  09/01/99 to 06/01/23    7.750 to 8.000          1,912,613
     1,190  Province of British Columbia Residual         01/09/12          9.000 to 9.061@           246,584
            Bonds.................................
       540  Province of Ontario...................        01/10/01               10.875               462,683
                                                                                                  -----------
                                                                                                    3,163,017
                                                                                                  -----------
DENMARK--1.07%
     2,000  Government of Denmark.................        05/15/03               8.000                383,453
                                                                                                  -----------
FINLAND--1.47%
     2,000  Government of Finland.................        03/15/04               9.500                524,574
                                                                                                  -----------
FRANCE--3.08%
     4,900  Government of France..................  04/25/03 to 10/25/05    7.750 to 8.500          1,099,943
                                                                                                  -----------
GERMANY--14.68%
     7,027  Federal Republic of Germany...........  07/22/02 to 01/04/24    6.250 to 8.000          5,240,816
                                                                                                  -----------
IRELAND--3.72%
       745  Republic of Ireland...................        07/11/03               9.250              1,328,750
                                                                                                  -----------
ITALY--2.48%
     1,395  Government of Italy...................        07/15/98               10.500               884,282
                                                                                                  -----------
NETHERLANDS--3.03%
     1,480  Government of Netherlands.............  09/15/01 to 06/01/06    8.500 to 8.750          1,081,513
                                                                                                  -----------
NEW ZEALAND--3.82%
     1,560  Government of New Zealand.............        02/15/00               6.500                987,929
       540  International Bank for Reconstruction         07/25/97               12.500               375,329
             and Development (1)..................
                                                                                                  -----------
                                                                                                    1,363,258
                                                                                                  -----------
SPAIN--11.24%
   455,900  Government of Spain...................  08/30/98 to 03/25/00   11.450 to 12.250         4,011,009
                                                                                                  -----------
UNITED KINGDOM--6.09%
     1,135  United Kingdom Gilt...................  09/30/98 to 07/14/00   13.000 to 15.500         2,174,768
                                                                                                  -----------
UNITED STATES--24.28%
     1,250  Chase Manhattan Corporation...........        12/01/97               7.500              1,293,849
     1,000  Clorox Corporation....................        07/15/01               8.800              1,132,249
     1,000  Ford Motor Capital Corporation........        07/01/01               9.500              1,163,399
     4,939  U.S. Treasury Notes...................  12/31/96 to 08/15/05    5.625 to 7.500          5,078,556
                                                                                                  -----------
                                                                                                    8,668,053
                                                                                                  -----------
Total Long-Term Debt Securities (cost--$31,707,365)..........................................      32,618,961
                                                                                                  -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  MATURITY              INTEREST
  (000)*                                                    DATES                RATES               VALUE
----------                                          ---------------------  ------------------     -----------
SHORT-TERM DEBT SECURITIES--12.60%
UNITED STATES--12.60%
     1,000  General Motors Acceptance Corporation
            MTN...................................        07/15/96               8.625%           $ 1,014,922
     3,500  U.S. Treasury Bills...................  01/25/96 to 03/07/96    5.200 to 6.173@         3,482,674
                                                                                                  -----------
Total Short-Term Debt Securities
(cost--$4,479,439)................................                                                  4,497,596
                                                                                                  -----------
REPURCHASE AGREEMENT--0.74%
       265  Repurchase Agreement dated 12/29/95
             with Brown Brothers Harriman &
             Company, collateralized by $265,000
             U.S. Treasury Notes, 7.250%, due
             11/30/96; proceeds: $265,151
            (cost--$265,000)......................        01/02/96               5.125                265,000
                                                                                                  -----------
Total Investments (cost--$36,451,804)--104.71%....                                                 37,381,557
Liabilities in excess of other assets--(4.71%)....                                                 (1,681,983)
                                                                                                  -----------
Net Assets--100.00%...............................                                                $35,699,574
                                                                                                  -----------
                                                                                                  -----------

------------
Note: The Portfolio of Investments is listed by the security issuer's country of origin.
*    In local currency unless otherwise indicated
@   Yield to maturity
MTN Medium Term Note
(1)   "Supranational" security denominated in New Zealand dollars

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                 UNREALIZED
                                  CONTRACT TO                                MATURITY           APPRECIATION
                                    DELIVER        IN EXCHANGE FOR             DATES           (DEPRECIATION)
                                 -------------    -----------------    ---------------------   --------------
Australian Dollars............         365,200    U.S.$     277,698          01/16/96             $  6,444
Australian Dollars............       1,493,725    U.S.$   1,100,203          02/20/96               (7,667)
Australian Dollars............         536,400    U.S.$     395,327          03/12/96               (2,045)
Belgian Francs................      44,000,000    U.S.$   1,459,107    01/03/96 to 09/30/96        (40,594)
Belgian Francs................      28,879,180    U.S.$     997,554          09/30/96                8,552
British Pounds................         892,500    U.S.$   1,405,331          01/12/96               19,013
British Pounds................         256,550    U.S.$     399,031          02/16/96                  895
Finnish Markkas...............       2,865,844    U.S.$     663,851          03/18/96                4,050
German Deutschemarks..........       1,328,000    U.S.$     935,936          01/18/96                9,952
German Deutschemarks..........       2,859,000    U.S.$   2,037,993    01/24/96 to 05/17/96         36,182
German Deutschemarks..........       1,310,000    U.S.$     910,196          02/08/96               (4,870)
German Deutschemarks..........         636,000    U.S.$     446,770          04/02/96                1,350
Italian Lira..................     391,500,000    U.S.$     239,706          01/10/96               (6,836)
Italian Lira..................   1,622,350,000    U.S.$   1,003,743          01/10/96              (17,912)
New Zealand Dollars...........         880,000    U.S.$     569,536          02/05/96               (4,516)
Spanish Pesetas...............     330,358,200    U.S.$   2,646,178    01/10/96 to 03/21/96        (61,302)
Spanish Pesetas...............     142,800,000    U.S.$   1,157,869          01/23/96              (14,793)
U.S. Dollars..................         753,554     BFR   22,000,000          01/03/96               (7,259)
U.S. Dollars..................         944,980      DEM   1,328,000          01/18/96              (18,996)
U.S. Dollars..................         240,441    ITL   391,500,000          01/10/96                6,102
U.S. Dollars..................         996,071    ITL 1,622,350,000          01/10/96               25,584
U.S. Dollars..................         277,546     FIM    1,199,000          03/18/96               (1,900)
U.S. Dollars..................         735,395      GBP     475,000          01/12/96                2,517
                                                                                                   -------
                                                                                                  $(68,049)
                                                                                                   -------
                                                                                                   -------

CURRENCY TYPE ABBREVIATIONS:

BFR   --Belgian Francs
DEM   --German Deutschemarks
ITL   --Italian Lira
GBP   --British Pounds
FIM   --Finnish Markkas

INVESTMENTS BY TYPE OF ISSUER

                                                                             PERCENTAGE OF NET
                                                                                  ASSETS
                                                                          -----------------------
                                                                          LONG-TERM    SHORT-TERM
                                                                          ---------    ----------
Government and other public issuers....................................     81.32%         9.76%
Banks..................................................................      3.62          0.00
Financial institutions.................................................      3.26          2.84
Repurchase Agreement...................................................      0.00          0.74
Other..................................................................      3.17          0.00
                                                                          ---------       -----
                                                                            91.37%        13.34%
                                                                          ---------       -----
                                                                          ---------       -----

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STRATEGIC FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                        MATURITY            INTEREST
  (000)                                                          DATES              RATES           VALUE
---------                                                ---------------------  --------------   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
CERTIFICATES--17.93%
$  912      GNMA II ARM................................        09/20/24              7.250%      $   934,804
  1,500     GNMA II ARM TBA............................           TBA                6.500         1,528,594
                                                                                                 -----------
Total Government National Mortgage Association
Certificates
(cost--$2,456,996).....................................                                            2,463,398
                                                                                                 -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--7.36%
  1,000     FNMA ARM TBA (cost--$1,006,875)............           TBA                6.366         1,011,250
                                                                                                 -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--29.24%
   314      Chase Mortgage Finance Corporation REMIC
             Series 1993-N, Class A1...................        11/25/24              6.750           313,749
   800      FNMA REMIC Series 1991-59, Class K.........        05/25/16              8.000           815,671
   164      FNMA REMIC Series 1991-57, Class Z.........        05/25/21              6.500           157,280
   179      FNMA REMIC Series 1991-126, Class ZB.......        09/25/21              7.500           181,985
   55       FNMA REMIC Series G92-30, Class Z..........        06/25/22              7.000            54,275
   178      FNMA REMIC Series G92-40 Class ZC..........        07/25/22              7.000           174,259
   235      FNMA REMIC Series G93-16, Class K..........        04/25/23              5.000           195,710
   119      FNMA REMIC Series 1993-96, Class Z.........        06/25/23              7.000           112,363
   85       FNMA REMIC Series 1993-112, Class ZB.......        07/25/23              7.000            76,813
   81       FNMA REMIC Series 1993-163, Class ZA.......        09/25/23              7.000            75,184
   169      FHLMC REMIC Series 1014, Class D...........        08/15/17              7.950           169,174
   101      FHLMC REMIC Series 1614, Class QZ..........        11/15/23              6.500            84,713
   307      Prudential Home Mortgage Securities
             Corporation REMIC Series 1993-38, Class
            A7.........................................        09/25/23              6.950           261,838
   35       FNMA REMIC PO Series 1993-235, Class G.....        09/25/23              7.899+           18,349
   127      Countrywide Mortgage Backed Securities
             Incorporated Series 1993-E, Class A1......        01/25/24              6.500           127,493
   159      Greenwich Capital Acceptance Incorporated,
             Series 1991-B, Class A1...................        01/25/22              7.637           160,276
   531      Greenwich Capital Acceptance Incorporated,
             Series 1992-LB6, Class A1.................        10/25/22              7.358           533,795
   500      Merrill Lynch Mortgage Investors
             Incorporated, Series 1993-I, Class A3.....        11/15/23              6.495           504,530
                                                                                                 -----------
Total Collateralized Mortgage Obligations
(cost--$3,904,908).....................................                                            4,017,457
                                                                                                 -----------
CORPORATE BONDS--46.71%
   500      Advanta Corporation MTN (1)................        01/22/96              6.213           500,101
   500      BankAmerica Corporation MTN (1)............        10/01/98              6.113           500,647
   500      Capital One Bank MTN.......................        01/15/97              8.625           514,705
   600      Coastal Corporation........................        06/15/06             11.750           637,900
  1,000     Coleman Holding Incorporated...............        05/27/98              9.291++         795,000
   500      Ford Motor Credit Corporation (1)..........        11/09/98              5.540           496,991
   500      G I Holdings Incorporated..................        10/01/98              9.975++         386,250
   150      Lehman Brothers Holding Incorporated.......        06/15/96              5.500           149,777
   300      Lehman Brothers Holding Incorporated (1)...        01/12/99              5.890           297,144
   600      Long Island Lighting Company...............        05/01/96              8.750           604,736
   500      Marine Midland Bank Euro (1)...............        09/23/96              5.930           499,500
  ]500      Noranda Incorporated (1)...................        08/18/00              6.625           506,536
   500      Occidental Petroleum Corporation...........        03/15/11             11.750           528,341
                                                                                                 -----------
Total Corporate Bonds (cost--$6,426,220)...............                                            6,417,628
                                                                                                 -----------
FOREIGN CURRENCY DENOMINATED ISSUES--10.63%
DM 2,250    Federal Republic of Germany (2)
            (cost--$1,434,948).........................        01/04/24              6.250         1,461,049
                                                                                                 -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--1.08%
   150      U.S. Treasury Bills (3) (cost--$149,010)...        02/15/96              5.280           149,010
                                                                                                 -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STRATEGIC FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                        MATURITY            INTEREST
  (000)                                                          DATES              RATES           VALUE
---------                                                ---------------------  --------------   -----------
COMMERCIAL PAPER--29.72%
  $ 700     Abbott Laboratories........................        01/09/96              5.620%      $   699,126
   500      Commonwealth Bank of Australia.............        01/18/96              5.680           498,659
   700      DuPont (E.I.) de Nemours & Company.........        01/18/96              5.700           698,116
   700      Hewlett-Packard Company....................        03/12/96              5.530           692,366
   300      McDonalds Corporation......................        01/04/96              5.630           299,859
   600      National Rural Utilities Cooperative
             Finance Corporation.......................        01/16/96              5.690           598,578
   300      Northern Illinois Gas Company..............        02/05/96              5.650           298,352
   300      Wisconsin Electric Power Company...........        01/17/96              5.700           299,240
                                                                                                 -----------
Total Commercial Paper (cost--$4,084,296)..............                                            4,084,296
                                                                                                 -----------
REPURCHASE AGREEMENT--1.11%
   152      Repurchase Agreement dated 12/29/95 with
             State Street Bank & Trust Company,
             collateralized by $155,000 U.S. Treasury
             Notes, 5.875%, due 07/31/97; proceeds:
            $152,084 (cost--$152,000)..................        01/02/96              5.000           152,000
                                                                                                 -----------
Total Investments-(cost--$19,615,253)--143.78%.........                                           19,756,088

Liabilities in excess of other assets--(43.78)%........                                           (6,015,124)
                                                                                                 -----------
Net Assets--100.00%....................................                                          $13,740,964
                                                                                                 -----------
                                                                                                 -----------

------------

TBA     To Be Assigned--Securities are purchased on a forward commitment with an approximate
        (generally + / - 2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
ARM     Adjustable Rate Mortgage
REMIC   Real Estate Mortgage Investment Conduit
MTN     Medium Term Note
PO      Principal Only--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return the principal more slowly than expected and cause the yield to decrease.
+       Estimated yield to maturity at December 31, 1995.
++      Yield to maturity.
(1)     Variable rate security, the rate shown is as of December 31, 1995.
(2)     Principal amount denoted in indicated currency: DM--German Deutschemarks
(3)     Entire or partial principal amount pledged as collateral for futures transactions

FUTURES CONTRACTS

NUMBER OF                                                         IN         EXPIRATION      UNREALIZED
CONTRACTS                CONTRACT TO RECEIVE                 EXCHANGE FOR       DATE        APPRECIATION
---------   ----------------------------------------------   ------------    ----------    --------------
   58       10 year U.S. Treasury Notes...................    $6,558,188     Mar 96           $ 88,250
   12       20 year U.S. Treasury Bonds...................    $1,439,625     Mar 96             18,000
                                                                                               -------
                                                                                              $106,250
                                                                                               -------
                                                                                               -------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                            -----------
COMMON STOCKS--68.95%
AEROSPACE--2.88%
   6,000    Allied-Signal Incorporated............................................   $   285,000
   3,200    Lockheed Martin Corporation...........................................       252,800
   1,500    McDonnell Douglas Corporation.........................................       138,000
                                                                                     -----------
                                                                                         675,800
                                                                                     -----------
AGRICULTURE, FOOD--0.54%
   2,500    IBP Incorporated......................................................       126,250
                                                                                     -----------
AIR TRANSPORT--0.97%
   2,500    AMR Corporation*......................................................       185,625
   2,500    Western Pac Airlines Incorporated*....................................        41,875
                                                                                     -----------
                                                                                         227,500
                                                                                     -----------
ALUMINUM--0.79%
   3,500    Aluminum Corporation of America.......................................       185,062
                                                                                     -----------
APPAREL, TEXTILES--0.25%
   1,850    Wolverine World Wide Incorporated.....................................        58,275
                                                                                     -----------
BANKS--4.07%
   4,000    Bank of New York Company Incorporated.................................       195,000
   2,500    Barnett Banks Incorporated............................................       147,500
   2,500    Chase Manhattan Corporation...........................................       151,562
   2,000    Chemical Banking Corporation..........................................       117,500
   1,500    Citicorp..............................................................       100,875
   2,500    Corestates Financial Corporation......................................        94,687
     800    Nationsbank Corporation...............................................        55,700
   2,500    UJB Financial Corporation.............................................        89,375
                                                                                     -----------
                                                                                         952,199
                                                                                     -----------
BEVERAGES--1.67%
   7,000    Pepsico Incorporated..................................................       391,125
                                                                                     -----------
BUSINESS MACHINES--11.91%
   2,500    3Com Corporation*.....................................................       116,563
   5,000    Cabletron Systems, Incorporated.......................................       405,000
   4,000    Cisco Systems Incorporated*...........................................       298,500
   8,500    Compaq Computer Corporation*..........................................       408,000
  26,500    EMC Corporation*......................................................       407,437
   5,000    Hewlett-Packard Company...............................................       418,750
  12,000    Seagate Technology Incorporated*......................................       570,000
   1,200    Xerox Corporation.....................................................       164,400
                                                                                     -----------
                                                                                       2,788,650
                                                                                     -----------
CHEMICALS--1.77%
   1,500    DuPont (E.I.) de Nemours & Company....................................       104,812
   5,000    IMC Global Incorporated...............................................       204,375
   2,300    PPG Industries Incorporated...........................................       105,225
                                                                                     -----------
                                                                                         414,412
                                                                                     -----------
CONSUMER DURABLES--0.43%
   2,000    Premark International Incorporated....................................       101,250
                                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                            -----------
COMMON STOCKS--(CONTINUED)
CONTAINERS--0.47%
   2,500    Temple Inland Incorporated............................................   $   110,312
                                                                                     -----------
DRUGS, MEDICINE--1.63%
   1,700    Johnson & Johnson.....................................................       145,562
   2,000    Pfizer Incorporated...................................................       126,000
   2,000    Schering Plough Corporation...........................................       109,500
                                                                                     -----------
                                                                                         381,062
                                                                                     -----------
ELECTRIC UTILITIES--0.50%
   2,500    FPL Group Incorporated................................................       115,938
                                                                                     -----------
ELECTRONICS--1.71%
   2,000    Avnet Incorporated....................................................        89,500
   3,000    Intel Corporation.....................................................       170,250
   4,000    Loral Corporation.....................................................       141,500
                                                                                     -----------
                                                                                         401,250
                                                                                     -----------
FOREST PRODUCTS--0.38%
   6,200    Shorewood Packaging Corporation*......................................        88,350
                                                                                     -----------
HEALTH (NON-DRUG)--2.17%
   1,800    Becton Dickinson & Company............................................       135,000
   2,500    Healthsouth Corporation*..............................................        72,813
   8,000    Mentor Corporation....................................................       184,000
   5,000    OrNda Healthcorp*.....................................................       116,250
                                                                                     -----------
                                                                                         508,063
                                                                                     -----------
HOTELS, RESTAURANTS--0.67%
   1,000    ITT Corporation*......................................................        53,000
   3,000    Mirage Resorts Incorporated*..........................................       103,500
                                                                                     -----------
                                                                                         156,500
                                                                                     -----------
INTERNATIONAL OIL--1.49%
   2,000    Chevron Corporation...................................................       105,000
   1,500    Exxon Corporation.....................................................       120,188
   1,100    Mobil Corporation.....................................................       123,200
                                                                                     -----------
                                                                                         348,388
                                                                                     -----------
LEISURE, LUXURY--0.66%
   5,000    Mattel Incorporated...................................................       153,750
                                                                                     -----------
LIFE INSURANCE--0.47%
   2,500    Reliastar Financial Corporation.......................................       110,938
                                                                                     -----------
MISCELLANEOUS FINANCE--0.95%
   2,500    American Express Company..............................................       103,437
   2,000    Household International Incorporated..................................       118,250
                                                                                     -----------
                                                                                         221,687
                                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                            -----------
COMMON STOCKS--(CONTINUED)
MISCELLANEOUS MINING & METALS--2.13%
   7,000    Belden, Incorporated*.................................................   $   180,250
   5,000    Freeport McMoran Copper & Gold Incorporated...........................       140,625
   2,500    Potash Corporation of Saskatchewan Incorporated.......................       177,187
                                                                                     -----------
                                                                                         498,062
                                                                                     -----------
MOTOR VEHICLES--0.59%
   2,500    Chrysler Corporation..................................................       138,438
                                                                                     -----------
OIL REFINING, DISTRIBUTION--2.39%
  17,000    Repsol SA, ADR........................................................       558,875
                                                                                     -----------
OIL SERVICES--0.76%
   3,500    Halliburton Company...................................................       177,188
                                                                                     -----------
OTHER INSURANCE--4.39%
   2,500    Ace Limited...........................................................        99,375
   2,500    AFLAC Incorporated....................................................       108,438
   8,525    Allstate Corporation..................................................       350,591
   1,300    American International Group Incorporated.............................       120,250
   1,500    CIGNA Corporation.....................................................       154,875
   1,000    ITT Hartford Group Incorporated*......................................        48,375
   1,500    Prudential Reinsurance Holdings Incorporated..........................        35,063
   2,000    St. Paul Companies Incorporated.......................................       111,250
                                                                                     -----------
                                                                                       1,028,217
                                                                                     -----------
PAPER--1.91%
   1,700    Champion International Corporation....................................        71,400
   2,400    International Paper Corporation.......................................        90,900
   2,340    Kimberly Clark Corporation............................................       193,635
   3,300    Westvaco Corporation..................................................        91,575
                                                                                     -----------
                                                                                         447,510
                                                                                     -----------
PRODUCERS' GOODS--6.29%
   4,000    AGCO Corporation......................................................       204,000
  13,000    Albany International Corporation, Class A.............................       235,625
   4,500    Deere & Company.......................................................       158,625
   3,000    Dover Corporation.....................................................       110,625
   1,000    ITT Industries Incorporated...........................................        24,000
   5,100    Kulicke & Soffa Industries Incorporated*..............................       118,575
   1,300    TRW Incorporated......................................................       100,750
   1,700    Textron Incorporated..................................................       114,750
   2,700    United Technologies Corporation.......................................       256,163
   4,000    Varity Corporation*...................................................       148,500
                                                                                     -----------
                                                                                       1,471,613
                                                                                     -----------
RAILROAD, TRANSIT--4.15%
   8,000    Burlington Northern, Incorporated.....................................       624,000
   1,500    Conrail Incorporated..................................................       105,000
   5,000    GATX Corporation......................................................       243,125
                                                                                     -----------
                                                                                         972,125
                                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                            -----------
COMMON STOCKS--(CONCLUDED)
REAL PROPERTY--0.93%
   7,500    U.S. Home Corporation*................................................   $   218,438
                                                                                     -----------
RETAIL (ALL OTHER)--3.93%
  18,000    Arbor Drugs Incorporated..............................................       378,000
   6,000    Consolidated Stores Corporation*......................................       130,500
   3,500    Rite Aid Corporation..................................................       119,875
   7,500    Sears Roebuck & Company...............................................       292,500
                                                                                     -----------
                                                                                         920,875
                                                                                     -----------
RETAIL (DRUG STORE)--0.95%
   5,000    Jack Eckerd Corporation*..............................................       223,125
                                                                                     -----------
RETAIL (FOOD)--0.48%
   3,000    Kroger Company*.......................................................       112,500
                                                                                     -----------
SERVICES--3.34%
  14,500    Ceridian Corporation*.................................................       598,125
  12,000    Computervision Corporation*...........................................       184,500
                                                                                     -----------
                                                                                         782,625
                                                                                     -----------
TOBACCO--0.33%
     850    Philip Morris Companies Incorporated..................................        76,925
                                                                                     -----------
Total Common Stocks--(cost--$14,106,479)..........................................    16,143,277
                                                                                     -----------

PRINCIPAL
  AMOUNT                                                        MATURITY            INTEREST
  (000)                                                           DATES               RATES
----------                                                ---------------------  ---------------
CORPORATE BONDS--7.69%
$       80  Aetna Commercial Mortgage Trust.............        12/26/30             6.590%             80,500
       200  Alltel Corporation..........................        09/15/05             6.750             207,439
       110  Associates Corporation of North America.....        11/01/97             7.750             114,267
        90  Commercial Credit Corporation...............        03/15/02             7.375              96,432
       200  Ford Motor Credit Corporation...............        02/26/98             6.250             202,770
       150  General Motors Acceptance Corporation.......        10/01/02             6.625             154,260
       200  Manufacturers & Traders Trust...............        07/01/05             7.000             208,984
       200  News America Holdings Incorporated..........        02/01/24             7.750             208,430
       140  Santander Financial Issuances...............        07/15/05             6.800             143,916
       125  Swiss Bank Corporation......................        07/15/25             7.500             135,731
        90  United Parcel Service of America
            Incorporated................................        04/01/20             8.375             110,394
       130  U.S. Bancorp................................        03/15/03             7.000             136,204
                                                                                                   -----------
Total Corporate Bonds (cost--$1,731,811)................                                             1,799,327
                                                                                                   -----------
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--24.47%
     4,350  U.S. Treasury Notes.........................  09/30/97 to 08/15/05   5.570 to 7.125      4,552,762
       980  U.S. Treasury Bonds.........................        11/15/24             7.500           1,177,225
                                                                                                   -----------
Total Long-Term U.S. Government Obligations
  (cost--$5,466,038)....................................                                             5,729,987
                                                                                                   -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                        MATURITY            INTEREST
  (000)                                                           DATES               RATES          VALUE
----------                                                ---------------------  ---------------   -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--6.53%
$    1,000  U.S. Treasury Bills.........................        02/08/96             5.320%        $   994,140
       525  U.S. Treasury Notes.........................        11/30/96             7.250             534,188
                                                                                                   -----------
Total Short-Term U.S. Government Obligations
  (cost--$1,527,917)....................................                                             1,528,328
                                                                                                   -----------
REPURCHASE AGREEMENT--1.92%
       450  Repurchase Agreement dated 12/29/95 with
             State Street Bank & Trust Company,
             collateralized by $448,291 U.S. Treasury
             Notes, 5.875%, due 07/31/97; proceeds:
             $450,250 (cost--$450,000)..................        01/02/96             5.000             450,000
                                                                                                   -----------
Total Investments (cost--$23,282,245)--109.56%..........                                            25,650,919
Liabilities in excess of other assets--(9.56%)..........                                            (2,237,633)
                                                                                                   -----------
Net Assets--100.00%.....................................                                           $23,413,286
                                                                                                   -----------
                                                                                                   -----------

____________________

*    Non-income producing security
ADR  American Depositary Receipt

PaineWebber Series Trust
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                   VALUE
---------                                                                              -----------
COMMON STOCKS--97.89%
AEROSPACE--2.92%
   3,600    Lockheed Martin Corporation.............................................   $   284,400
   1,600    McDonnell Douglas Corporation...........................................       147,200
                                                                                       -----------
                                                                                           431,600
                                                                                       -----------
AGRICULTURE, FOOD--2.47%
   5,800    Conagra Incorporated....................................................       239,250
   2,500    IBP Incorporated........................................................       126,250
                                                                                       -----------
                                                                                           365,500
                                                                                       -----------
AIR TRANSPORTATION--1.79%
   3,000    AMR Corporation*........................................................       222,750
   2,500    Western Pac Airlines Incorporated*......................................        41,875
                                                                                       -----------
                                                                                           264,625
                                                                                       -----------
ALUMINUM--1.25%
   3,500    Aluminum Corporation of America.........................................       185,062
                                                                                       -----------
APPAREL, TEXTILES--0.39%
   1,850    Wolverine World Wide Incorporated.......................................        58,275
                                                                                       -----------
BANKS--9.50%
   5,000    Bank of New York Company Incorporated...................................       243,750
   2,500    Barnett Banks Incorporated..............................................       147,500
   4,500    Chase Manhattan Corporation.............................................       272,812
   2,000    Citicorp................................................................       134,500
   2,500    Corestates Financial Corporation........................................        94,687
     800    First Empire State Corporation..........................................       174,400
   1,800    J.P. Morgan & Company...................................................       144,450
   1,500    Nationsbank Corporation.................................................       104,438
   2,500    UJB Financial Corporation...............................................        89,375
                                                                                       -----------
                                                                                         1,405,912
                                                                                       -----------
BEVERAGES--1.13%
   3,000    Pepsico Incorporated....................................................       167,625
                                                                                       -----------
BUSINESS MACHINES--11.57%
   2,500    3Com Corporation*.......................................................       116,562
   5,000    Cabletron Systems, Incorporated*........................................       405,000
   3,700    Cisco Systems Incorporated*.............................................       276,112
   2,500    Compaq Computer Corporation*............................................       120,000
   7,700    EMC Corporation*........................................................       118,387
   5,000    Seagate Technology Incorporated*........................................       237,500
   6,000    Sun Microsystems Incorporated*..........................................       273,750
   1,200    Xerox Corporation.......................................................       164,400
                                                                                       -----------
                                                                                         1,711,711
                                                                                       -----------
CHEMICALS--3.56%
   2,500    DuPont (E.I.) de Nemours & Company......................................       174,688
   5,000    IMC Global Incorporated.................................................       204,375
   2,000    Olin Corporation........................................................       148,500
                                                                                       -----------
                                                                                           527,563
                                                                                       -----------
CONSUMER DURABLES--2.22%
   6,500    Premark International Incorporated......................................       329,063
                                                                                       -----------
CONTAINERS--0.75%
   2,500    Temple Inland Incorporated..............................................       110,312
                                                                                       -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                   VALUE
---------                                                                              -----------
COMMON STOCKS--(CONTINUED)
DRUGS, MEDICINE--5.10%
   1,400    Bristol Myers Squibb Company............................................   $   120,225
   2,500    Johnson & Johnson.......................................................       214,063
   3,000    Pfizer Incorporated.....................................................       189,000
   2,000    Schering Plough Corporation.............................................       109,500
   2,200    Smithkline Beecham Corporation..........................................       122,100
                                                                                       -----------
                                                                                           754,888
                                                                                       -----------
ELECTRIC UTILITIES--0.94%
   3,000    FPL Group Incorporated..................................................       139,125
                                                                                       -----------
ELECTRONICS--4.47%
   3,000    Avnet Incorporated......................................................       134,250
   2,000    Intel Corporation.......................................................       113,500
   5,800    Loral Corporation.......................................................       205,175
   4,400    Raytheon Company........................................................       207,900
                                                                                       -----------
                                                                                           660,825
                                                                                       -----------
HEALTH (NON-DRUG)--5.23%
   1,100    Apria Healthcare Group Incorporated.....................................        31,075
   2,100    Becton Dickinson & Company..............................................       157,500
   2,500    Healthsouth Corporation*................................................        72,813
   3,800    Medtronic Incorporated..................................................       212,325
   8,000    Mentor Corporation......................................................       184,000
   5,000    OrNda Healthcorp*.......................................................       116,250
                                                                                       -----------
                                                                                           773,963
                                                                                       -----------
HOTELS, RESTAURANTS--0.88%
     500    ITT Corporation*........................................................        26,500
   3,000    Mirage Resorts Incorporated*............................................       103,500
                                                                                       -----------
                                                                                           130,000
                                                                                       -----------
INTERNATIONAL OIL--2.70%
   4,200    Chevron Corporation.....................................................       220,500
   1,600    Mobil Corporation.......................................................       179,200
                                                                                       -----------
                                                                                           399,700
                                                                                       -----------
LEISURE, LUXURY--1.04%
   5,000    Mattel Incorporated.....................................................       153,750
                                                                                       -----------
LIFE INSURANCE--1.36%
   2,800    Equitable of Iowa Companies.............................................        89,950
   2,500    Reliastar Financial Corporation.........................................       110,938
                                                                                       -----------
                                                                                           200,888
                                                                                       -----------
MISCELLANEOUS FINANCE--0.98%
   3,500    American Express Company................................................       144,813
                                                                                       -----------
MISCELLANEOUS MINING & METALS--1.43%
   5,000    Freeport McMoran Copper & Gold Incorporated.............................       140,625
   1,000    Potash Corporation of Saskatchewan Incorporated.........................        70,875
                                                                                       -----------
                                                                                           211,500
                                                                                       -----------
MOTOR VEHICLES--1.31%
   3,500    Chrysler Corporation....................................................       193,813
                                                                                       -----------
OIL SERVICES--1.20%
   3,500    Halliburton Company.....................................................       177,188
                                                                                       -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                   VALUE
---------                                                                              -----------
COMMON STOCKS--(CONTINUED)
OTHER INSURANCE--8.57%
   2,500    Ace Limited.............................................................   $    99,375
   3,500    AFLAC Incorporated......................................................       151,812
   5,091    Allstate Corporation....................................................       209,367
   4,000    American Bankers Insurance Group........................................       156,000
   2,250    American International Group Incorporated...............................       208,125
   1,500    CIGNA Corporation.......................................................       154,875
     500    ITT Hartford Group Incorporated*........................................        24,188
   1,300    Prudential Reinsurance Holdings Incorporated............................        30,388
   4,200    St. Paul Companies Incorporated.........................................       233,625
                                                                                       -----------
                                                                                         1,267,755
                                                                                       -----------
PAPER--3.18%
   1,700    Champion International Corporation......................................        71,400
   2,808    Kimberly Clark Corporation..............................................       232,362
   6,000    Westvaco Corporation....................................................       166,500
                                                                                       -----------
                                                                                           470,262
                                                                                       -----------
PRODUCERS' GOODS--10.85%
   4,000    AGCO Corporation........................................................       204,000
   6,000    Deere & Company.........................................................       211,500
   3,000    Dover Corporation.......................................................       110,625
   2,400    DSC Communications Corporation..........................................        88,500
     900    General Electric Company................................................        64,800
     500    ITT Industries Incorporated.............................................        12,000
   5,100    Kulicke & Soffa Industries Incorporated*................................       118,575
   2,700    Pentair Incorporated....................................................       134,325
   2,000    Textron Incorporated....................................................       135,000
   1,600    United States Robotics Corporation*.....................................       140,400
   2,500    United Technologies Corporation.........................................       237,188
   4,000    Varity Corporation*.....................................................       148,500
                                                                                       -----------
                                                                                         1,605,413
                                                                                       -----------
PUBLISHING--1.02%
   3,900    Reynolds & Reynolds Company.............................................       151,612
                                                                                       -----------
RAILROAD, TRANSIT--1.53%
   1,500    Conrail Incorporated....................................................       105,000
   2,500    GATX Corporation........................................................       121,562
                                                                                       -----------
                                                                                           226,562
                                                                                       -----------
REAL PROPERTY--1.48%
   7,500    U.S. Home Corporation*..................................................       218,438
                                                                                       -----------
RETAIL (ALL OTHER)--2.15%
   6,000    Consolidated Stores Corporation*........................................       130,500
   4,796    Sears Roebuck & Company.................................................       187,043
                                                                                       -----------
                                                                                           317,543
                                                                                       -----------
RETAIL (DRUG STORE)--1.51%
   5,000    Jack Eckerd Corporation*................................................       223,125
                                                                                       -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                   VALUE
---------                                                                              -----------
COMMON STOCKS--(CONCLUDED)
SERVICES--2.62%
   1,600    BMC Software Incorporated...............................................   $    68,400
   2,400    Computer Associates International Incorporated..........................       136,500
  12,000    Computervision Corporation*.............................................       184,500
                                                                                       -----------
                                                                                           389,400
                                                                                       -----------
TOBACCO--0.79%
   1,300    Philip Morris Companies Incorporated....................................       117,650
                                                                                       -----------

Total Common Stocks (cost--$11,876,765).............................................    14,485,461
                                                                                       -----------
PREFERRED STOCKS--0.92%
PAPER--0.92%
   3,000    International Paper Capital Trust (cost--$130,627)......................       135,750
                                                                                       -----------
PRINCIPAL
 AMOUNT                                                         MATURITY            INTEREST
  (000)                                                           DATES               RATES
---------                                                 ---------------------  ---------------
CORPORATE BONDS--0.70%
 $   100    Cooper Industries Incorporated
            (cost--$103,000)............................        01/01/15             7.050%            103,000
                                                                                                   -----------
REPURCHASE AGREEMENT--1.59%
     235    Repurchase Agreement dated 12/29/95 with
            State Street Bank & Trust Company,
            collateralized by $234,108 U.S. Treasury
            Notes, 5.875%, due 07/31/97; proceeds:
            $235,131 (cost--$235,000)...................        01/02/96              5.000            235,000
                                                                                                   -----------
Total Investments (cost--$12,345,392)--101.10%..........                                            14,959,211
 Liabilities in excess of other assets--(1.10%).........                                              (162,654)
                                                                                                   -----------
Net Assets--100.00%.....................................                                           $14,796,557
                                                                                                   -----------
                                                                                                   -----------

------------
* Non-income producing security

                 See accompanying notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1995
--------------------------------------------------------------------------------

                                                                         MONEY
                                                                        MARKET         GROWTH
                                                                       PORTFOLIO      PORTFOLIO
                                                                      -----------    -----------
ASSETS
 Investments, at value (cost--$22,031,013; $32,184,479;
   $27,438,026; $36,451,804; $19,615,253; $23,282,245 and
   $12,345,392, respectively)......................................   $22,031,013    $46,551,328

 Cash..............................................................         1,937          3,345
 Cash denominated in foreign currencies, at value (cost--$0, $0,
   $19,935, $1,156,276, $0, $0 and $0, respectively)...............       --             --
 Dividends and interest receivable.................................        42,175         32,189
 Receivable for investments sold...................................       --             261,599
 Receivable for shares of beneficial interest sold.................       --                  46
 Unrealized appreciation of forward foreign currency contracts.....       --             --
 Receivable for foreign taxes withheld.............................       --             --
 Variation margin receivable.......................................       --             --
 Deferred organizational expenses and other assets.................        14,323         15,775
                                                                      -----------    -----------
     Total assets..................................................    22,089,448     46,864,282
                                                                      -----------    -----------
LIABILITIES
 Dividends payable to shareholders.................................        99,205      4,015,525
 Payable to affiliates.............................................         9,993         28,870
 Payable for investments purchased.................................       --             --
 Payable for shares of beneficial interest repurchased.............       --             --
 Unrealized depreciation of forward foreign currency contracts.....       --             --
 Accrued expenses and other liabilities............................         6,052         36,026
                                                                      -----------    -----------
     Total liabilities.............................................       115,250      4,080,421
                                                                      -----------    -----------
NET ASSETS
 Beneficial interest shares of $0.001 par value
   outstanding--21,988,433; 2,435,127; 2,376,058; 3,188,429;
   1,294,892; 2,187,338 and 1,251,232, respectively (unlimited
   amount authorized)..............................................    21,990,044     28,462,769
 Undistributed (overdistributed) net investment income.............       --              (1,320)
 Accumulated net realized gains (losses) from investment
   transactions....................................................       (15,846)       (44,437)
 Net unrealized appreciation of investments and assets and
   liabilities denominated in foreign currencies...................       --          14,366,849
                                                                      -----------    -----------
     Net assets....................................................   $21,974,198    $42,783,861
                                                                      -----------    -----------
                                                                      -----------    -----------
Net asset value, offering price and redemption value per share.....         $1.00         $17.57

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  GLOBAL          GLOBAL         STRATEGIC          ASSET          GROWTH
  GROWTH          INCOME        FIXED INCOME     ALLOCATION      AND INCOME
 PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
-----------     -----------     ------------     -----------     -----------
$28,552,373     $37,381,557     $ 19,756,088     $25,650,919     $14,959,211

      8,111           3,468            1,623           3,119             834
     20,179       1,152,254          --              --              --
     15,983       1,158,505           94,766         159,205          26,440
    314,825         900,583          --              --               18,338
    --              --               --              --              --
    --              120,641          --              --              --
     22,326           4,602          --              --              --
    --              --                20,438         --              --
     18,929             178           16,218          14,332          24,900
-----------     -----------     ------------     -----------     -----------
 28,952,726      40,721,788       19,889,133      25,827,575      15,029,723
-----------     -----------     ------------     -----------     -----------
    --            3,347,850        2,128,802       2,329,515         157,655
     18,299          25,254            6,802          16,507           8,808
    242,382       1,426,520        3,978,641          42,688          42,688
    --              --               --              --              --
    --              188,690          --              --              --
    184,792          33,900           33,924          25,579          24,015
-----------     -----------     ------------     -----------     -----------
    445,473       5,022,214        6,148,169       2,414,289         233,166
-----------     -----------     ------------     -----------     -----------
 31,582,432      35,656,730       13,509,806      21,047,572      12,193,702
    --             (282,503)          (4,967)         (1,903)         (2,532)
 (4,191,804)       (533,667)          (1,557)         (1,057)         (8,432)
  1,116,625         859,014          237,682       2,368,674       2,613,819
-----------     -----------     ------------     -----------     -----------
$28,507,253     $35,699,574     $ 13,740,964     $23,413,286     $14,796,557
-----------     -----------     ------------     -----------     -----------
-----------     -----------     ------------     -----------     -----------
     $12.00          $11.20           $10.61          $10.70          $11.83

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1995
--------------------------------------------------------------------------------

                                                                          MONEY
                                                                          MARKET        GROWTH
                                                                        PORTFOLIO      PORTFOLIO
                                                                        ----------    -----------
INVESTMENT INCOME:
   Interest (net of foreign withholding taxes, if any)...............   $1,549,965    $   358,660
   Dividends (net of foreign withholding taxes, if any)..............       --            200,099
                                                                        ----------    -----------
                                                                         1,549,965        558,759
                                                                        ----------    -----------

EXPENSES:
   Investment advisory and administration............................      128,777        334,603
   Custody and accounting............................................       29,496         47,563
   Legal and audit...................................................       21,727         32,809
   Reports and notices to shareholders...............................       16,927         31,645
   Trustees' fees and expenses.......................................        3,500          3,500
   Transfer agency fees and expenses.................................        1,500          1,500
   Amortization of organizational expenses...........................       --            --
   Other expenses....................................................        1,500          3,986
                                                                        ----------    -----------
                                                                           203,427        455,606
                                                                        ----------    -----------
   Net investment income.............................................    1,346,538        103,153
                                                                        ----------    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
   Net realized gains (losses) from:
     Investment transactions.........................................        1,021      4,013,576
     Futures contracts...............................................       --            --
     Foreign currency transactions...................................       --            --
   Net change in unrealized appreciation/depreciation of:
     Investments.....................................................       --          8,506,699
     Assets, liabilities and forward contracts denominated in foreign
currencies...........................................................       --            --
                                                                        ----------    -----------
   Net realized and unrealized gains (losses) from investment
transactions.........................................................        1,021     12,520,275
                                                                        ----------    -----------
   Net increase (decrease) in net assets resulting from operations...   $1,347,559    $12,623,428
                                                                        ----------    -----------
                                                                        ----------    -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  GLOBAL          GLOBAL        STRATEGIC         ASSET          GROWTH
  GROWTH          INCOME       FIXED INCOME     ALLOCATION     AND INCOME
 PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
-----------     ----------     ------------     ----------     ----------
$   139,281     $3,947,536      $1,322,724      $  898,418     $   89,649
    569,987         --             --              150,652        221,089
-----------     ----------     ------------     ----------     ----------
    709,268      3,947,536       1,322,724       1,049,070        310,738
-----------     ----------     ------------     ----------     ----------

    257,692        351,681          90,046         198,377         94,315
    285,014        116,301          27,660          36,441         38,119
     75,946         35,500          37,518          26,671         24,557
     46,803         32,506          16,332          18,959         10,893
      3,500          3,500           3,500           3,500          3,500
      1,500          1,500           1,500           1,500          1,500
    --              --             --               --             10,585
      4,344         17,990           1,939           1,948          1,582
-----------     ----------     ------------     ----------     ----------
    674,799        558,978         178,495         287,396        185,051
-----------     ----------     ------------     ----------     ----------
     34,469      3,388,558       1,144,229         761,674        125,687
-----------     ----------     ------------     ----------     ----------
 (3,970,722)       654,621         881,108       1,787,409        592,325
    --              --             102,281          --             --
   (125,201)       530,557              (8)         --             --
  2,259,000      1,949,600         936,088       2,985,937      2,818,337
      4,191       (555,776)         (9,403)         --             --
-----------     ----------     ------------     ----------     ----------
 (1,832,732)     2,579,002       1,910,066       4,773,346      3,410,662
-----------     ----------     ------------     ----------     ----------
$(1,798,263)    $5,967,560      $3,054,295      $5,535,020     $3,536,349
-----------
-----------     ----------     ------------     ----------     ----------
                ----------     ------------     ----------     ----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          MONEY MARKET PORTFOLIO
                                                                        --------------------------
                                                                           FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                           1995           1994
                                                                        -----------    -----------
FROM OPERATIONS:
   Net investment income.............................................   $ 1,346,538    $   734,045
   Net realized gains (losses) from investment transactions..........         1,021        (15,083)
                                                                        -----------    -----------
   Net increase in net assets resulting from operations..............     1,347,559        718,962
                                                                        -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.............................................    (1,346,538)      (734,045)
                                                                        -----------    -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from the sale of shares..............................    18,374,704     36,901,166
   Cost of shares repurchased........................................   (22,800,127)   (27,969,522)
   Proceeds from dividends reinvested................................     1,356,406        658,122
                                                                        -----------    -----------
   Net increase (decrease) in net assets derived from beneficial
interest transactions................................................    (3,069,017)     9,589,766
                                                                        -----------    -----------
   Net increase (decrease) in net assets.............................    (3,067,996)     9,574,683

NET ASSETS:
   Beginning of period...............................................    25,042,194     15,467,511
                                                                        -----------    -----------
   End of period.....................................................   $21,974,198    $25,042,194
                                                                        -----------    -----------
                                                                        -----------    -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             GROWTH PORTFOLIO
                                                                        --------------------------
                                                                           FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                           1995           1994
                                                                        -----------    -----------
FROM OPERATIONS:
   Net investment income.............................................   $   103,153    $    19,344
   Net realized gains from investment transactions...................     4,013,576      2,975,347
   Net change in unrealized appreciation/depreciation of
investments..........................................................     8,506,699     (9,049,293)
                                                                        -----------    -----------
   Net increase (decrease) in net assets resulting from operations...    12,623,428     (6,054,602)
                                                                        -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.............................................      (190,395)       (22,235)
   Net realized gains from investment transactions...................    (3,971,808)    (3,714,713)
                                                                        -----------    -----------
                                                                         (4,162,203)    (3,736,948)
                                                                        -----------    -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from the sale of shares..............................     6,496,559     21,466,135
   Cost of shares repurchased........................................   (14,453,279)   (26,957,944)
   Proceeds from dividends reinvested................................     3,144,360      2,722,424
                                                                        -----------    -----------
   Net decrease in net assets derived from beneficial interest
transactions.........................................................    (4,812,360)    (2,769,385)
                                                                        -----------    -----------
   Net increase (decrease) in net assets.............................     3,648,865    (12,560,935)

NET ASSETS:
   Beginning of period...............................................    39,134,996     51,695,931
                                                                        -----------    -----------
   End of period.....................................................   $42,783,861    $39,134,996
                                                                        -----------    -----------
                                                                        -----------    -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         GLOBAL GROWTH PORTFOLIO
                                                                        --------------------------
                                                                           FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                           1995           1994
                                                                        -----------    -----------
FROM OPERATIONS:
   Net investment income (loss)......................................   $    34,469    $   (55,523)
   Net realized gains (losses) from investment transactions..........    (3,970,722)     4,058,510
   Net realized losses from foreign currency transactions............      (125,201)    (2,376,224)
   Net change in unrealized appreciation/depreciation of:
      Investments....................................................     2,259,000     (7,325,051)
      Assets, liabilities and forward contracts denominated in
foreign currencies...................................................         4,191       (101,917)
                                                                        -----------    -----------
   Net decrease in net assets resulting from operations..............    (1,798,263)    (5,800,205)
                                                                        -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.............................................       --             (18,320)
   Net realized gains from investment transactions...................       --          (2,355,256)
                                                                        -----------    -----------
                                                                            --          (2,373,576)
                                                                        -----------    -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from the sale of shares..............................     2,842,004     22,436,105
   Cost of shares repurchased........................................   (15,384,651)   (13,265,659)
   Proceeds from dividends reinvested................................     2,355,062      1,461,895
                                                                        -----------    -----------
   Net increase (decrease) in net assets derived from beneficial
interest transactions................................................   (10,187,585)    10,632,341
                                                                        -----------    -----------
   Net increase (decrease) in net assets.............................   (11,985,848)     2,458,560

NET ASSETS:
   Beginning of period...............................................    40,493,101     38,034,541
                                                                        -----------    -----------
   End of period.....................................................   $28,507,253    $40,493,101
                                                                        -----------    -----------
                                                                        -----------    -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         GLOBAL INCOME PORTFOLIO
                                                                        --------------------------
                                                                           FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                           1995           1994
                                                                        -----------    -----------
FROM OPERATIONS:
   Net investment income.............................................   $ 3,388,558    $ 4,574,255
   Net realized gains (losses) from investment transactions..........       654,621     (1,051,761)
   Net realized gains (losses) from foreign currency transactions....       530,557     (3,269,773)
   Net change in unrealized appreciation/depreciation of:
      Investments....................................................     1,949,600     (4,218,170)
      Assets, liabilities and forward contracts denominated in
foreign currencies...................................................      (555,776)       (77,672)
                                                                        -----------    -----------
   Net increase (decrease) in net assets resulting from operations...     5,967,560     (4,043,121)
                                                                        -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.............................................    (3,743,994)    (1,029,860)
                                                                        -----------    -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from the sale of shares..............................     1,301,569     16,258,202
   Cost of shares repurchased........................................   (21,821,807)   (30,366,903)
   Proceeds from dividends reinvested................................     1,307,800      7,259,738
                                                                        -----------    -----------
   Net decrease in net assets derived from beneficial interest
transactions.........................................................   (19,212,438)    (6,848,963)
                                                                        -----------    -----------
   Net decrease in net assets........................................   (16,988,872)   (11,921,944)

NET ASSETS:
   Beginning of period...............................................    52,688,446     64,610,390
                                                                        -----------    -----------
   End of period.....................................................   $35,699,574    $52,688,446
                                                                        -----------    -----------
                                                                        -----------    -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          STRATEGIC FIXED INCOME
                                                                                PORTFOLIO
                                                                        --------------------------
                                                                           FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                           1995           1994
                                                                        -----------    -----------
FROM OPERATIONS:
   Net investment income.............................................   $ 1,144,229    $ 1,405,206
   Net realized gains from investment transactions...................       881,108        163,750
   Net realized gains from futures contracts.........................       102,281             --
   Net realized losses from foreign currency transactions............            (8)            --
   Net change in unrealized appreciation/depreciation of:............
      Investments....................................................       936,088     (2,805,179)
      Assets, liabilities and forward contracts denominated in
foreign currencies...................................................        (9,403)            --
                                                                        -----------    -----------
   Net increase (decrease) in net assets resulting from operations...     3,054,295     (1,236,223)
                                                                        -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.............................................    (1,139,505)    (1,407,083)
   Net realized gains from investment transactions...................      (989,297)      (163,150)
                                                                        -----------    -----------
                                                                         (2,128,802)    (1,570,233)
                                                                        -----------    -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from the sale of shares..............................     2,921,636      8,119,615
   Cost of shares repurchased........................................    (8,696,373)   (12,517,855)
   Proceeds from dividends reinvested................................     1,570,233      1,871,128
                                                                        -----------    -----------
   Net decrease in net assets derived from beneficial interest
transactions.........................................................    (4,204,504)    (2,527,112)
                                                                        -----------    -----------
   Net decrease in net assets........................................    (3,279,011)    (5,333,568)

NET ASSETS:
   Beginning of period...............................................    17,019,975     22,353,543
                                                                        -----------    -----------
   End of period.....................................................   $13,740,964    $17,019,975
                                                                        -----------    -----------
                                                                        -----------    -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        ASSET ALLOCATION PORTFOLIO
                                                                        --------------------------
                                                                           FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                           1995           1994
                                                                        -----------    -----------
FROM OPERATIONS:
   Net investment income.............................................   $   761,674    $   723,629
   Net realized gains from investment transactions...................     1,787,409      2,076,190
   Net change in unrealized appreciation/depreciation of
investments..........................................................     2,985,937     (5,970,967)
                                                                        -----------    -----------
   Net increase (decrease) in net assets resulting from operations...     5,535,020     (3,171,148)
                                                                        -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.............................................      (761,194)      (726,012)
   Net realized gains from investment transactions...................    (1,568,321)    (2,382,107)
                                                                        -----------    -----------
                                                                         (2,329,515)    (3,108,119)
                                                                        -----------    -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from the sale of shares..............................     3,408,739      7,251,661
   Cost of shares repurchased........................................    (9,485,923)   (15,327,061)
   Proceeds from dividends reinvested................................     3,021,779      4,250,712
                                                                        -----------    -----------
   Net decrease in net assets derived from beneficial interest
transactions.........................................................    (3,055,405)    (3,824,688)
                                                                        -----------    -----------
   Net increase (decrease) in net assets.............................       150,100    (10,103,955)

NET ASSETS:
   Beginning of period...............................................    23,263,186     33,367,141
                                                                        -----------    -----------
   End of period.....................................................   $23,413,286    $23,263,186
                                                                        -----------    -----------
                                                                        -----------    -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            GROWTH AND INCOME
                                                                                PORTFOLIO
                                                                        --------------------------
                                                                           FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                           1995           1994
                                                                        -----------    -----------
FROM OPERATIONS:
   Net investment income.............................................   $   125,687    $   141,269
   Net realized gains from investment transactions...................       592,325        213,925
   Net change in unrealized appreciation/depreciation of
investments..........................................................     2,818,337     (1,235,102)
                                                                        -----------    -----------
   Net increase (decrease) in net assets resulting from operations...     3,536,349       (879,908)
                                                                        -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.............................................      (125,999)      (140,023)
   Net realized gains from investment transactions...................       (31,656)       --
                                                                        -----------    -----------
                                                                           (157,655)      (140,023)
                                                                        -----------    -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from the sale of shares..............................     5,263,538      5,138,623
   Cost of shares repurchased........................................    (6,857,288)    (7,799,194)
   Proceeds from dividends reinvested................................       140,023        271,161
                                                                        -----------    -----------
   Net decrease in net assets derived from beneficial interest
transactions.........................................................    (1,453,727)    (2,389,410)
                                                                        -----------    -----------
   Net increase (decrease) in net assets.............................     1,924,967     (3,409,341)

NET ASSETS:
   Beginning of period...............................................    12,871,590     16,280,931
                                                                        -----------    -----------
   End of period.....................................................   $14,796,557    $12,871,590
                                                                        -----------    -----------
                                                                        -----------    -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    PaineWebber Series Trust (the "Fund") is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's board of trustees have the authority to issue an unlimited number of shares of beneficial interest, par value $0.001.

    As of December 31, 1995, the Fund had ten series of shares available for investment, each having its own investment objectives and policies: the Money Market Portfolio, the Growth Portfolio, the Global Growth Portfolio, the Global Income Portfolio, the Strategic Fixed Income Portfolio (formerly the Government Portfolio); the Asset Allocation Portfolio, the Growth and Income Portfolio (formerly the Dividend Growth Portfolio); the Aggressive Growth Portfolio, the Balanced Portfolio and the High Grade Fixed Income Portfolio (formerly the Fixed Income Portfolio) (collectively referred to as the "Portfolios"). The financial statements of the Aggressive Growth Portfolio, the Balanced Portfolio and the High Grade Fixed Income Portfolio are not included herein.

    All series of shares are diversified except Global Income Portfolio. Shares of each series of the Fund are offered only to insurance company separate accounts which fund certain variable contracts. Shares of each series of the Fund are offered to separate accounts of PaineWebber Life Insurance Company ("PaineWebber Life"). PaineWebber Life is a wholly-owned subsidiary of PaineWebber Life Holdings Inc., which in turn is a wholly-owned subsidiary of PaineWebber Group Inc.

    Organizational Matters--The costs incurred by the Growth and Income Portfolio in connection with its organization and registration of shares of the Portfolio have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Portfolio.

    Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), or by the applicable sub-adviser, as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on Nasdaq are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method, which approximates market value, is used to value debt obligations with sixty days or less remaining to maturity unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

    All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
custodians. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in a computation of the Portfolios' net asset values. If events materially affecting the value of such investments or currency exchange rates occurs during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's board of trustees.

    Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolios become aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

    Foreign Currency Translation--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

    The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes.

    Forward Foreign Currency Contracts--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins or the applicable sub-adviser anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

    These Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash, U.S. government securities or liquid, high-grade debt

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

    Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

    Option Writing--When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

    Repurchase Agreements--Each Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Each Portfolio occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

    Reverse Repurchase Agreements--Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 5% of its total assets (10% of total assets for Global Income Portfolio). At December 31, 1995, the Portfolios had no reverse repurchase agreements outstanding.

    Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
"book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

CONCENTRATION OF RISK

    Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which this Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund and each Portfolio. Mitchell Hutchins receives compensation from the Fund, computed daily and payable monthly, as follows:

                                                                ANNUAL RATE
                                                              AS A PERCENTAGE
                                                                  OF EACH
                                                                PORTFOLIO'S
                                                             AVERAGE NET ASSETS
                                                             ------------------
Money Market Portfolio....................................          0.50%
Growth Portfolio..........................................          0.75
Global Growth Portfolio...................................          0.75
Global Income Portfolio...................................          0.75
Strategic Fixed Income Portfolio..........................          0.50
Asset Allocation Portfolio................................          0.75
Growth and Income Portfolio...............................          0.70

    Under separate contracts, Mitchell Hutchins pays GE Investment Management Incorporated and Pacific Investment Management Company to serve as the respective sub-advisers of Global Growth Portfolio and Strategic Fixed Income Portfolio. Mitchell Hutchins (not the Portfolios) pays the sub-advisers a fee, computed daily and paid monthly, at an annual rate of 0.29% and 0.25% of each Portfolio's average net assets.

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    During the fiscal year ended December 31, 1995, the Growth Portfolio paid $900 in brokerage commissions to PaineWebber for transactions executed on behalf of that Portfolio.

INVESTMENTS IN SECURITIES

    For the year ended December 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were:

                                                    PURCHASES        SALES
                                                   -----------    -----------
Growth Portfolio................................   $15,917,383    $25,828,305
Global Growth Portfolio.........................   $49,864,759    $61,013,325
Global Income Portfolio.........................   $57,120,009    $59,903,239
Strategic Fixed Income Portfolio................   $38,414,756    $40,773,762
Asset Allocation Portfolio......................   $39,893,008    $43,742,349
Growth and Income Portfolio.....................   $16,580,722    $16,323,093

    At December 31, 1995, the components of net unrealized appreciation of investments were as follows:

                                                                                            NET
                                                           GROSS           GROSS         UNREALIZED
                                                        APPRECIATION    DEPRECIATION    APPRECIATION
                                                        ------------    ------------    ------------
Growth Portfolio.....................................   $ 15,935,283     $ 1,568,434    $ 14,366,849
Global Growth Portfolio..............................   $  2,669,907     $ 1,555,560    $  1,114,347
Global Income Portfolio..............................   $  1,056,506     $   126,753    $    929,753
Strategic Fixed Income Portfolio.....................   $    158,158     $    17,323    $    140,835
Asset Allocation Portfolio...........................   $  2,604,844     $   236,170    $  2,368,674
Growth and Income Portfolio..........................   $  2,791,053     $   177,234    $  2,613,819

    For federal income tax purposes, the cost of securities owned at December 31, 1995 was substantially the same as the cost of securities for financial statement purposes.

FEDERAL INCOME TAX STATUS

    Each of the Portfolios intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    At December 31, 1995, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of any future net gains realized before the end of the fiscal years indicated below:

                                                           MONEY          GLOBAL         GLOBAL
                                                          MARKET          GROWTH         INCOME
                                                         PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         ---------      ----------      ---------
2001................................................      $    763          --             --
2002................................................        15,083          --          $ 526,312
2003................................................        --          $4,171,198             --
                                                         ---------      ----------      ---------
                                                          $ 15,846      $4,171,198      $ 526,312
                                                         ---------      ----------      ---------
                                                         ---------      ----------      ---------

    To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

    At December 31, 1995, the effect of permanent "book/tax" reclassifications resulted in increases (decreases) to the components of net assets as follows:

                                                         UNDISTRIBUTED
                                                       (OVERDISTRIBUTED)     ACCUMULATED
                                                              NET           NET REALIZED
                                                          INVESTMENT            GAINS
                                                            INCOME            (LOSSES)       PAID-IN-CAPITAL
                                                       -----------------    -------------    ---------------
Growth Portfolio....................................       $  (3,846)         $   6,604         $  (2,758)
Global Growth Portfolio.............................       $ (34,469)         $ 111,367         $ (76,898)
Global Income Portfolio.............................       $ 530,557          $(530,557)          --
Strategic Fixed Income Portfolio....................       $  (4,507)         $   4,507           --

WRITTEN OPTION ACTIVITY

    Written option activity for the year ended December 31, 1995 for the Strategic Fixed Income Portfolio were as follows:

                                                                          NUMBER OF    AMOUNT OF
                                                                           OPTIONS     PREMIUMS
                                                                          ---------    ---------
Options outstanding at December 31, 1994...............................       --         $  --
Options written during the year ended December 31, 1995................        1           327
Options cancelled in closing purchase transactions.....................       --            --
Options expired prior to exercise......................................       (1)         (327)
Options exercised......................................................       --            --
                                                                              --
                                                                                       ---------
Options outstanding at December 31, 1995...............................        0         $   0
                                                                              --
                                                                              --
                                                                                       ---------
                                                                                       ---------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Written option activity for the year ended December 31, 1995 for the Growth and Income Portfolio were as follows:

                                                                          NUMBER OF    AMOUNT OF
                                                                           OPTIONS     PREMIUMS
                                                                          ---------    ---------
Options outstanding at December 31, 1994...............................        3        $   291
Options written during the year ended December 31, 1995................       13          2,495
Options cancelled in closing purchase transactions.....................      (11)        (1,983)
Options expired prior to exercise......................................       (5)          (803)
Options exercised......................................................       --             --
                                                                              --
                                                                                       ---------
Options outstanding at December 31, 1995...............................        0        $     0
                                                                              --       ---------
                                                                              --       ---------

SHARES OF BENEFICIAL INTEREST

    At December 31, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios were as follows:
                                                              FOR THE YEAR ENDED DECEMBER 31, 1995
                              -----------------------------------------------------------------------------------------------------
                                                                                           STRATEGIC
                                 MONEY                         GLOBAL         GLOBAL         FIXED          ASSET        GROWTH AND
                                MARKET          GROWTH         GROWTH         INCOME         INCOME       ALLOCATION       INCOME
                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                              -----------     ----------     ----------     ----------     ----------     ----------     ----------
Shares sold...............     18,374,704        395,367        241,937        112,665        263,966        313,446        490,246
Shares redeemed...........    (22,800,127)      (865,482)    (1,313,670)    (1,885,539)      (767,469)      (880,843)      (660,141)
Reinvestment of
 dividends...............      1,356,406        216,758        193,445        117,825        152,154        317,414         15,387
                              -----------     ----------     ----------     ----------     ----------     ----------     ----------
Net decrease in shares
 outstanding..............     (3,069,017)      (253,357)      (878,288)    (1,655,049)      (351,349)      (249,983)      (154,508)
                              -----------     ----------     ----------     ----------     ----------     ----------     ----------
                              -----------     ----------     ----------     ----------     ----------     ----------     ----------


                                                              FOR THE YEAR ENDED DECEMBER 31, 1994
                              -----------------------------------------------------------------------------------------------------
                                                                                           STRATEGIC
                                 MONEY                         GLOBAL         GLOBAL         FIXED          ASSET        GROWTH AND
                                MARKET          GROWTH         GROWTH         INCOME         INCOME       ALLOCATION       INCOME
                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                              -----------     ----------     ----------     ----------     ----------     ----------     ----------
Shares sold...............     36,901,166      1,273,859      1,580,027      1,420,486        706,654        634,690        545,528
Shares redeemed...........    (27,969,522)    (1,605,950)      (963,682)    (2,707,108)    (1,092,356)    (1,350,041)      (817,625)
Reinvestment of
 dividends................        658,122        157,923         96,512        619,553        157,635        360,587         27,783
                              -----------     ----------     ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in
 shares outstanding.......      9,589,766       (174,168)       712,857       (667,069)      (228,067)      (354,764)      (244,314)
                              -----------     ----------     ----------     ----------     ----------     ----------     ----------
                              -----------     ----------     ----------     ----------     ----------     ----------     ----------

SUBSEQUENT EVENTS

    At the close of business on January 26, 1996, shares of Asset Allocation Portfolio were substituted for all shares of Balanced Portfolio, the sub-advisory agreement between Mitchell Hutchins and Provident Investment Counsel, Inc. was terminated, and the Asset Allocation Portfolio was renamed the "Balanced Portfolio." The former Balanced Portfolio was not offered to contract owners of the American Republic Variable Annuity Account.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                    MONEY MARKET PORTFOLIO
                                                      ---------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------
                                                       1995       1994       1993       1992       1991
                                                      -------    -------    -------    -------    -------
Net asset value, beginning of period...............   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                      -------    -------    -------    -------    -------
Net investment income..............................      0.05       0.03       0.02       0.03       0.05
                                                      -------    -------    -------    -------    -------
Dividends from net investment income...............     (0.05)     (0.03)     (0.02)     (0.03)     (0.05)
                                                      -------    -------    -------    -------    -------
Net asset value, end of period.....................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Total investment return (1)........................      5.22%      3.43%      2.45%      3.00%      5.00%
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's)..................   $21,974    $25,042    $15,468    $19,383    $20,249
Expenses to average net assets.....................      0.79%      0.88%      0.86%      0.81%      1.00%
Net investment income to average net assets........      5.23%      3.56%      2.43%      3.13%      4.92%

------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                       GROWTH PORTFOLIO
                                                      ---------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------
                                                       1995       1994       1993       1992       1991
                                                      -------    -------    -------    -------    -------
Net asset value, beginning of period...............   $ 14.56    $ 18.06    $ 15.68    $ 14.92    $ 10.57
                                                      -------    -------    -------    -------    -------
Net investment income..............................      0.04       0.01      --          0.11       0.10
Net realized and unrealized gains (losses) from
 investment transactions...........................      4.68      (2.13)      3.08       0.76       4.35
                                                      -------    -------    -------    -------    -------
Total income (loss) from investment operations.....      4.72      (2.12)      3.08       0.87       4.45
                                                      -------    -------    -------    -------    -------
Dividends from net investment income...............     (0.08)     (0.01)     --         (0.11)     (0.10)
Distributions from net realized gains from
investments........................................     (1.63)     (1.37)     (0.70)     --         --
                                                      -------    -------    -------    -------    -------
Total dividends and distributions..................     (1.71)     (1.38)     (0.70)     (0.11)     (0.10)
                                                      -------    -------    -------    -------    -------
Net asset value, end of period.....................   $ 17.57    $ 14.56    $ 18.06    $ 15.68    $ 14.92
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Total investment return (1)........................     32.50%    (11.65)%    19.61%      5.83%     42.10%
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's)..................   $42,784    $39,135    $51,696    $46,479    $37,470
Expenses to average net assets.....................      1.02%      1.00%      0.92%      0.94%      1.13%
Net investment income to average net assets........      0.23%      0.04%      0.00%      0.78%      1.07%
Portfolio turnover.................................        41%        27%        35%        29%        28%

------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                    GLOBAL GROWTH PORTFOLIO
                                                      ---------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------
                                                       1995       1994       1993       1992       1991
                                                      -------    -------    -------    -------    -------
Net asset value, beginning of period...............   $ 12.44    $ 14.97    $ 11.10    $ 12.06    $ 11.76
                                                      -------    -------    -------    -------    -------
Net investment income (loss).......................      0.01      (0.03)      0.03       0.10       0.23
Net realized and unrealized gains (losses) from
 investment transactions...........................     (0.45)     (1.76)      4.42      (1.01)      0.35
                                                      -------    -------    -------    -------    -------
Total income (loss) from investment operations.....     (0.44)     (1.79)      4.45      (0.91)      0.58
                                                      -------    -------    -------    -------    -------
Dividends from net investment income...............        --      (0.01)     --         (0.05)     (0.23)
Distributions from net realized gains from
investments........................................        --      (0.73)     (0.58)     --         (0.05)
                                                      -------    -------    -------    -------    -------
Total dividends and distributions..................      0.00      (0.74)     (0.58)     (0.05)     (0.28)
                                                      -------    -------    -------    -------    -------
Net asset value, end of period.....................   $ 12.00    $ 12.44    $ 14.97    $ 11.10    $ 12.06
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Total investment return (1)........................     (3.54)%   (11.94)%    40.02%     (7.55)%     4.93%
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's)..................   $28,507    $40,493    $38,035    $21,493    $24,308
Expenses to average net assets.....................      1.96%      1.48%      1.40%      1.46%      1.53%
Net investment income (loss) to average net
assets.............................................      0.10%     (0.13)%     0.38%      0.82%      2.12%
Portfolio turnover.................................       157%       175%       267%       127%        89%

------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                   GLOBAL INCOME PORTFOLIO
                                                   --------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------
                                                     1995        1994        1993        1992        1991
                                                   --------    --------    --------    --------    --------
Net asset value, beginning of period............   $  10.88    $  11.72    $  11.17    $  11.65    $  11.16
                                                   --------    --------    --------    --------    --------
Net investment income (loss)....................      (0.05)       0.97        0.96        0.80        0.75
Net realized and unrealized gains (losses) from
 investment transactions........................       1.52       (1.60)       0.90       (0.65)       0.40
                                                   --------    --------    --------    --------    --------
Total income (loss) from investment
operations......................................       1.47       (0.63)       1.86        0.15        1.15
                                                   --------    --------    --------    --------    --------
Dividends from net investment income............      (1.15)      (0.21)      (0.94)      (0.56)      (0.65)
Distributions in excess of net investment
income..........................................      --          --          (0.16)      --          --
Distributions from net realized gains from
investments.....................................      --          --          (0.21)      (0.07)      (0.01)
                                                   --------    --------    --------    --------    --------
Total dividends and distributions...............      (1.15)      (0.21)      (1.31)      (0.63)      (0.66)
                                                   --------    --------    --------    --------    --------
Net asset value, end of period..................   $  11.20    $  10.88    $  11.72    $  11.17    $  11.65
                                                   --------    --------    --------    --------    --------
                                                   --------    --------    --------    --------    --------
Total investment return (1).....................      13.58%      (5.56)%     16.65%       1.29%      10.30%
                                                   --------    --------    --------    --------    --------
                                                   --------    --------    --------    --------    --------
Ratios/Supplemental Data:
Net assets, end of period (000's)...............   $ 35,700    $ 52,688    $ 64,610    $ 63,172    $ 51,988
Expenses to average net assets..................       1.19%       1.17%       0.98%       1.07%       1.20%
Net investment income to average net assets.....       7.21%       7.23%       7.47%       7.20%       7.59%
Portfolio turnover..............................        160%         97%         69%         75%         14%

------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               STRATEGIC FIXED INCOME PORTFOLIO
                                                      ---------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------
                                                       1995       1994       1993       1992       1991
                                                      -------    -------    -------    -------    -------
Net asset value, beginning of period...............   $ 10.34    $ 11.93    $ 11.58    $ 11.61    $ 10.49
                                                      -------    -------    -------    -------    -------
Net investment income..............................      0.88       0.85       0.87       0.74       0.47
Net realized and unrealized gains (losses) from
 investment transactions...........................      1.03      (1.49)      0.48       0.05       1.12
                                                      -------    -------    -------    -------    -------
Total income (loss) from investment operations.....      1.91      (0.64)      1.35       0.79       1.59
                                                      -------    -------    -------    -------    -------
Dividends from net investment income...............     (0.88)     (0.85)     (0.87)     (0.74)     (0.47)
Distributions from net realized gains from
investments........................................     (0.76)     (0.10)     (0.13)     (0.08)     --
                                                      -------    -------    -------    -------    -------
Total dividends and distributions..................     (1.64)     (0.95)     (1.00)     (0.82)     (0.47)
                                                      -------    -------    -------    -------    -------
Net asset value, end of period.....................   $ 10.61    $ 10.34    $ 11.93    $ 11.58    $ 11.61
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Total investment return (1)........................     18.51%     (5.34)%    11.66%      6.76%     15.17%
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's)..................   $13,741    $17,020    $22,354    $24,103    $15,690
Expenses to average net assets*....................      0.99%      0.89%      0.79%      0.76%      1.25%
Net investment income to average net assets*.......      6.35%      6.64%      6.13%      6.59%      6.43%
Portfolio turnover.................................       234%        54%         8%        23%         1%

------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

 * During the year ended December 31, 1991, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.28% and 6.40%, respectively, for the year ended December 31, 1991.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  ASSET ALLOCATION PORTFOLIO
                                                      ---------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------
                                                       1995       1994       1993       1992       1991
                                                      -------    -------    -------    -------    -------
Net asset value, beginning of period...............   $  9.54    $ 11.95    $ 11.63    $ 11.39    $  9.99
                                                      -------    -------    -------    -------    -------
Net investment income..............................      0.35       0.30       0.33       0.35       0.47
Net realized and unrealized gains (losses) from
 investment transactions...........................      1.88      (1.44)      1.48       0.24       1.40
                                                      -------    -------    -------    -------    -------
Total income (loss) from investment operations.....      2.23      (1.14)      1.81       0.59       1.87
                                                      -------    -------    -------    -------    -------
Dividends from net investment income...............     (0.35)     (0.30)     (0.33)     (0.35)     (0.47)
Distributions from net realized gains from
investments........................................     (0.72)     (0.97)     (1.16)     --         --
                                                      -------    -------    -------    -------    -------
Total dividends and distributions..................     (1.07)     (1.27)     (1.49)     (0.35)     (0.47)
                                                      -------    -------    -------    -------    -------
Net asset value, end of period.....................   $ 10.70    $  9.54    $ 11.95    $ 11.63    $ 11.39
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Total investment return (1)........................     23.27%     (9.59)%    15.76%      5.18%     18.73%
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's)..................   $23,413    $23,263    $33,367    $38,583    $33,327
Expenses to average net assets.....................      1.09%      1.03%      0.95%      0.93%      0.94%
Net investment income to average net assets........      2.88%      2.30%      2.27%      3.11%      4.64%
Portfolio turnover.................................       171%       112%        60%        31%       101%

------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 GROWTH AND INCOME PORTFOLIO
                                                      --------------------------------------------------
                                                           FOR THE YEARS ENDED           FOR THE PERIOD
                                                               DECEMBER 31,              JANUARY 2, 1992+
                                                      -----------------------------       TO DECEMBER 31,
                                                       1995       1994       1993              1992
                                                      -------    -------    -------    -----------------
Net asset value, beginning of period...............   $  9.16    $  9.87    $ 10.26         $ 10.00
                                                      -------    -------    -------          ------
Net investment income..............................      0.10       0.10       0.16            0.08
Net realized and unrealized gains (losses) from
 investment transactions...........................      2.70      (0.71)     (0.39)           0.26
                                                      -------    -------    -------          ------
Total income (loss) from investment operations.....      2.80      (0.61)     (0.23)           0.34
                                                      -------    -------    -------          ------
Dividends from net investment income...............     (0.10)     (0.10)     (0.16)          (0.08)
Distributions from net realized gains from
 investments.......................................     (0.03)     --         --            --
                                                      -------    -------    -------          ------
Total dividends and distributions..................     (0.13)     (0.10)     (0.16)          (0.08)
                                                      -------    -------    -------          ------
Net asset value, end of period.....................   $ 11.83    $  9.16    $  9.87         $ 10.26
                                                      -------    -------    -------          ------
                                                      -------    -------    -------          ------
Total investment return (1)........................     30.52%     (6.18)%    (2.26)%          3.40%
                                                      -------    -------    -------          ------
                                                      -------    -------    -------          ------
Ratios/Supplemental Data:
Net assets, end of period (000's)..................   $14,797    $12,872    $16,281         $20,037
Expenses to average net assets.....................      1.37%      1.35%      1.12%           1.29%*
Net investment income to average net assets........      0.94%      1.06%      1.37%           1.21%*
Portfolio turnover.................................       134%       150%        52%             14%

------------
 + Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total returns for periods less than one year are not annualized.

 * Annualized

PaineWebber Series Trust
--------------------------------------------------------------------------------
Report of Ernst & Young LLP
Independent Auditors
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
PaineWebber Series Trust

    We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of PaineWebber Series Trust (comprising, respectively, the Money Market, Growth, Global Growth, Global Income, Strategic Fixed Income, Asset Allocation and Growth and Income Portfolios) (the "Fund") as of December 31, 1995 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the PaineWebber Series Trust at December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

New York, New York
February 7, 1996

PaineWebber Series Trust
--------------------------------------------------------------------------------
Shareholder Information
--------------------------------------------------------------------------------

STRATEGIC FIXED INCOME PORTFOLIO

    A special meeting of the shareholders of the Strategic Fixed Income Portfolio was held on September 21, 1995. At the meeting, shareholders approved the following actions:

1. A new sub-advisory agreement between Mitchell Hutchins and Pacific Investment Management Company. The votes were as follows:

 SHARES           SHARES                SHARES
VOTED FOR      VOTED AGAINST      WITHHOLD AUTHORITY
---------      -------------      ------------------

1,205,373         303,595                94,017

2. A change in the Portfolio's investment objective from "high current income consistent with the preservation of capital and, secondarily, capital appreciation" to "total return consisting of capital appreciation and income." The votes were as follows:

 SHARES           SHARES                SHARES
VOTED FOR      VOTED AGAINST      WITHHOLD AUTHORITY
---------      -------------      ------------------
1,244,584         302,867                55,534

3. An amendment to the Portfolio's fundamental investment limitation governing borrowing to increase permissible borrowing from 10% to 33 1/3% of its assets and to permit the use of dollar rolls. The votes were as follows:

 SHARES           SHARES                SHARES
VOTED FOR      VOTED AGAINST      WITHHOLD AUTHORITY
---------      -------------      ------------------
1,084,818         394,858               123,309


    Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals.